UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-Q/A

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:	811-06322

Exact name of registrant as specified in charter:	Delaware Pooled® Trust

Address of principal executive offices:	2005 Market Street
Philadelphia, PA 19103

Name and address of agent for service:	David F. Connor, Esq.
2005 Market Street
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	(800) 523-1918

Date of fiscal year end:	October 31

Date of reporting period:	January 31, 2010

Item 1. Schedule of Investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Core Focus Fixed Income Portfolio

January 31, 2010

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Agency Asset-Backed Security – 0.09%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	$20,053	$17,800
Total Agency Asset-Backed Security (cost $19,859)		17,800

Agency Collateralized Mortgage Obligations – 5.48%
•Fannie Mae ACES Series 2006-M2 A2F 5.259% 5/25/20	230,000	245,160
Fannie Mae REMIC
Series 2002-90 A1 6.50% 6/25/42	2,532	2,763
Series 2004-49 EB 5.00% 7/25/24	215,000	227,212
Series 2005-110 MB 5.50% 9/25/35	102,367	108,130
Freddie Mac REMIC
Series 3027 DE 5.00% 9/15/25	190,000	199,756
Series 3123 HT 5.00% 3/15/26	95,000	99,917
Series 3173 PE 6.00% 4/15/35	90,000	97,200
Series 3416 GK 4.00% 7/15/22	51,045	53,065
GNMA Series 2002-28 B 5.779% 7/16/24	17,423	17,883
Total Agency Collateralized Mortgage Obligations (cost $1,010,868)		1,051,086

Agency Mortgage-Backed Securities – 18.07%
Fannie Mae Relocation 30 yr 5.00% 2/1/36	139,485	144,086
Fannie Mae S.F. 15 yr
4.50% 8/1/19	8,819	9,288
4.50% 6/1/23	282,294	294,404
5.00% 1/1/20	9,968	10,597
5.00% 6/1/20	2,372	2,521
5.00% 2/1/21	6,710	7,113
5.50% 4/1/23	273,722	292,876
Fannie Mae S.F. 15 yr TBA 5.50% 2/1/25	200,000	213,719
Fannie Mae S.F. 30 yr
5.00% 5/1/34	13,597	14,173
5.00% 1/1/35	19,201	20,014
5.00% 5/1/35	36,847	38,367
5.00% 6/1/35	63,460	66,079
5.00% 4/1/36	54,163	56,364
5.00% 12/1/36	257,319	267,938
5.00% 12/1/37	41,280	42,955
5.00% 2/1/38	29,464	30,660
6.00% 10/1/35	24,772	26,644
Fannie Mae S.F. 30 yr TBA
4.50% 2/1/40	500,000	505,001
5.00% 2/1/40	200,000	207,812
5.50% 2/1/40	600,000	635,532
Freddie Mac S.F. 15 yr 5.00% 12/1/22	208,245	220,844
Freddie Mac S.F. 30 yr
5.00% 3/1/34	39,935	41,645
5.00% 2/1/36	17,067	17,782
Freddie Mac S.F. 30 yr TBA 4.00% 2/1/40	305,000	298,091
Total Agency Mortgage-Backed Securities (cost $3,345,123)		3,464,505

Commercial Mortgage-Backed Securities – 8.00%
#American Tower Trust Series 2007-1A D 144A 5.957% 4/15/37	25,000	25,938
•Bank of America Commercial Mortgage Securities
Series 2004-3 A5 5.413% 6/10/39	15,000	15,572
Series 2005-6 A4 5.178% 9/10/47	115,000	118,232
Series 2005-6 AM 5.178% 9/10/47	50,000	45,103
Series 2007-4 AM 5.811% 2/10/51	55,000	43,685

Bear Stearns Commercial Mortgage Securities
•Series 2005-PW10 A4 5.405% 12/11/40	80,000	82,042
•Series 2005-T20 A4A 5.149% 10/12/42	35,000	36,147
•Series 2006-PW12 A4 5.719% 9/11/38	65,000	68,087
Series 2006-PW14 A4 5.201% 12/11/38	45,000	43,489
Series 2007-PW15 A4 5.331% 2/11/44	60,000	53,556
•wCommercial Mortgage Pass Through Certificates
#Series 2001-J1A A2 144A 6.457% 2/16/34	20,732	21,261
Series 2005-C6 A5A 5.116% 6/10/44	75,000	75,553
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.548% 2/15/39	30,000	30,648
#Crown Castle Towers Series 2006-1A B 144A 5.362% 11/15/36	55,000	57,750
First Union National Bank-Bank of America Commercial Mortgage Trust
Series 2001-C1 C 6.403% 3/15/33	30,000	30,760
General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	95,000	100,968
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A3 4.602% 8/10/38	32,932	33,386
•Series 2004-GG2 A6 5.396% 8/10/38	45,000	45,944
Series 2005-GG4 A4 4.761% 7/10/39	160,000	152,955
Series 2005-GG4 A4A 4.751% 7/10/39	85,000	85,306
•Series 2006-GG6 A4 5.553% 4/10/38	45,000	43,256
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	75,000	78,457
•Series 2005-LDP3 A4A 4.936% 8/15/42	25,000	24,661
•Series 2005-LDP4 A4 4.918% 10/15/42	35,000	35,242
•Series 2005-LDP5 A4 5.179% 12/15/44	55,000	56,396
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2001-C2 A1 6.27% 6/15/20	182	182
Series 2002-C1 A4 6.462% 3/15/31	45,000	48,156
•Morgan Stanley Capital I Series 2007-T27 A4 5.649% 6/11/42	80,000	80,609
Total Commercial Mortgage-Backed Securities (cost $1,419,690)		1,533,341

Corporate Bonds– 38.99%
Banking – 12.31%
#Achmea Hypotheekbank 144A 3.20% 11/3/14	100,000	101,528
Bank of America
4.90% 5/1/13	50,000	52,532
5.125% 11/15/14	23,000	23,981
5.30% 3/15/17	45,000	44,380
5.75% 12/1/17	25,000	25,536
#Barclays Bank 144A
2.70% 3/5/12	105,000	108,029
6.05% 12/4/17	130,000	134,625
BB&T 5.25% 11/1/19	25,000	25,330
Capital One Financial 7.375% 5/23/14	115,000	131,759
Citigroup
6.375% 8/12/14	60,000	63,731
6.50% 8/19/13	10,000	10,810
Credit Suisse New York 6.00% 2/15/18	115,000	121,608
#Dexia Credit Local 144A 2.75% 1/10/14	105,000	106,064
JPMorgan Chase 5.75% 1/2/13	60,000	65,369
JPMorgan Chase Capital XVIII 6.95% 8/17/36	15,000	14,959
JPMorgan Chase Capital XXII 6.45% 2/2/37	25,000	23,391
JPMorgan Chase Capital XXV 6.80% 10/1/37	56,000	56,602
KFW
*2.75% 10/21/14	100,000	101,224
3.50% 3/10/14	105,000	110,186
4.00% 1/27/20	55,000	54,982
#Lloyds TSB Bank 144A 5.80% 1/13/20	100,000	99,074
#NIBC Bank 144A 2.80% 12/2/14	100,000	99,796
PNC Funding 5.625% 2/1/17	138,000	144,446
•#Rabobank 144A 11.00% 12/29/49	85,000	108,896

Regions Financial 7.75% 11/10/14	60,000	62,060
Rentenbank
3.125% 7/15/15	55,000	55,510
3.25% 3/15/13	45,000	46,935
4.125% 7/15/13	105,000	112,315
•USB Capital IX 6.189% 10/29/49	53,000	44,520
Wachovia
5.25% 8/1/14	20,000	21,204
5.625% 10/15/16	55,000	57,313
Wells Fargo 5.625% 12/11/17	15,000	15,793
•Wells Fargo Capital XIII 7.70% 12/29/49	118,000	115,050
		2,359,538
Basic Industry – 2.21%
ArcelorMittal 9.85% 6/1/19	88,000	111,964
Cytec Industries 6.00% 10/1/15	37,000	39,982
Dow Chemical 8.55% 5/15/19	95,000	113,802
Lubrizol 8.875% 2/1/19	58,000	73,230
Reliance Steel & Aluminum 6.85% 11/15/36	31,000	28,733
Vale Overseas 6.875% 11/10/39	55,000	56,437
		424,148
Brokerage – 2.76%
#FIH Erhvervsbank 144A 1.75% 12/6/12	100,000	99,823
Goldman Sachs Group
5.125% 1/15/15	25,000	26,352
5.25% 10/15/13	20,000	21,495
5.95% 1/18/18	18,000	18,989
6.25% 9/1/17	33,000	35,578
Jefferies Group
6.25% 1/15/36	10,000	8,697
6.45% 6/8/27	64,000	58,018
Lazard Group
6.85% 6/15/17	37,000	38,331
7.125% 5/15/15	7,000	7,540
Morgan Stanley 6.00% 4/28/15	198,000	213,386
		528,209
Capital Goods – 0.91%
Allied Waste North America
6.875% 6/1/17	5,000	5,408
7.125% 5/15/16	85,000	91,703
#BAE Systems Holdings 144A 5.20% 8/15/15	25,000	26,373
Tyco International Finance 8.50% 1/15/19	40,000	50,252
		173,736
Communications – 5.28%
American Tower 7.00% 10/15/17	35,000	39,069
AT&T 6.50% 9/1/37	70,000	73,585
Comcast
4.95% 6/15/16	35,000	36,463
5.30% 1/15/14	20,000	21,676
6.50% 1/15/15	40,000	45,443
#Cox Communications 144A
5.875% 12/1/16	25,000	27,003
6.45% 12/1/36	25,000	25,859
6.95% 6/1/38	35,000	38,304
DirecTV Holdings/Finance
7.625% 5/15/16	95,000	104,157
#144A 4.75% 10/1/14	35,000	36,588
Telecom Italia Capital 5.25% 10/1/15	128,000	135,475
Time Warner Cable 8.25% 4/1/19	98,000	118,249
Verizon Communications 6.40% 2/15/38	30,000	31,521
#Vivendi 144A
5.75% 4/4/13	75,000	81,202
6.625% 4/4/18	35,000	38,224

Vodafone Group
5.00% 9/15/15	13,000	13,861
5.375% 1/30/15	135,000	146,288
		1,012,967
Consumer Cyclical – 1.05%
CVS Caremark 6.60% 3/15/19	25,000	27,811
w#CVS Pass Through Trust 144A 8.353% 7/10/31	94,222	107,922
Darden Restaurants 6.80% 10/15/37	35,000	37,347
International Game Technology 7.50% 6/15/19	25,000	28,161
		201,241
Consumer Non-Cyclical – 2.96%
Beckman Coulter
6.00% 6/1/15	15,000	16,634
7.00% 6/1/19	70,000	80,696
#CareFusion 144A 6.375% 8/1/19	85,000	93,648
Hospira 6.40% 5/15/15	85,000	95,426
Medco Health Solutions 7.125% 3/15/18	75,000	86,576
Quest Diagnostics
5.45% 11/1/15	95,000	104,720
6.40% 7/1/17	25,000	28,343
Yale University 2.90% 10/15/14	60,000	61,317
		567,360
Electric – 2.60%
Ameren 8.875% 5/15/14	15,000	17,445
#American Transmission Systems 144A 5.25% 1/15/22	25,000	25,615
#Electricite de France 144A 4.60% 1/27/20	40,000	39,860
#Enel Finance International 144A 5.125% 10/7/19	100,000	101,526
Illinois Power 9.75% 11/15/18	110,000	141,456
Pennsylvania Electric 5.20% 4/1/20	65,000	65,846
PPL Electric Utilities 7.125% 11/30/13	30,000	34,622
Public Service Oklahoma 5.15% 12/1/19	70,000	71,435
		497,805
Energy – 1.92%
Nexen 7.50% 7/30/39	55,000	62,552
Noble Energy 8.25% 3/1/19	40,000	48,623
Petrobras International Finance 5.75% 1/20/20	35,000	34,785
Pride International 8.50% 6/15/19	55,000	63,250
Weatherford International 9.625% 3/1/19	80,000	101,713
#Woodside Finance 144A
4.50% 11/10/14	40,000	41,292
5.00% 11/15/13	10,000	10,467
8.125% 3/1/14	5,000	5,799
		368,481
Finance Companies – 1.67%
General Electric Capital
5.50% 1/8/20	55,000	54,572
6.00% 8/7/19	200,000	207,391
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	100,000	57,500
		319,463
Insurance – 1.25%
MetLife 6.40% 12/15/36	115,000	102,926
Prudential Financial 3.875% 1/14/15	40,000	40,363
UnitedHealth Group
5.50% 11/15/12	43,000	46,682
5.80% 3/15/36	13,000	12,801
6.00% 2/15/18	35,000	37,687
		240,459
Natural Gas – 2.61%
Enbridge Energy Partners 9.875% 3/1/19	60,000	78,235
Energy Transfer Partners 9.70% 3/15/19	45,000	57,345
Enterprise Products Operating
5.00% 3/1/15	15,000	15,818
6.375% 2/1/13	40,000	43,659
9.75% 1/31/14	60,000	73,269

Kinder Morgan Energy Partners 9.00% 2/1/19	50,000	63,740
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	40,000	41,931
6.70% 9/15/19	5,000	5,277
Plains All American Pipeline 5.75% 1/15/20	75,000	77,669
•TransCanada Pipelines 6.35% 5/15/67	45,000	42,772
		499,715
Real Estate – 0.94%
#Digital Realty Trust 144A 5.875% 2/1/20	20,000	19,703
ProLogis 7.375% 10/30/19	50,000	51,899
Regency Centers 5.875% 6/15/17	32,000	31,714
•#USB Realty 144A 6.091% 12/29/49	100,000	77,250
		180,566
Technology – 0.52%
Adobe Systems 4.75% 2/1/20	30,000	29,988
Xerox
4.25% 2/15/15	5,000	5,095
8.25% 5/15/14	55,000	64,745
		99,828
Total Corporate Bonds (cost $7,066,125)		7,473,516

Municipal Bonds – 0.61%
California State
7.30% 10/1/39	40,000	38,110
Taxable Build America Bond (Various Purposes) 7.55% 4/1/39	80,000	79,335
Total Municipal Bonds (cost $122,146)		117,445

Non-Agency Asset Backed Securities – 10.50%
•#AH Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.18% 10/6/21	35,000	35,133
•American Express Credit Account Master Trust Series 2009-2 A 1.48% 3/15/17	175,000	181,348
•Bank of America Credit Card Trust
Series 2006-A11 A11 0.26% 4/15/16	225,000	219,823
Series 2007-A6 A6 0.29% 9/15/16	240,000	233,961
Series 2008-A5 A5 1.43% 12/16/13	130,000	131,402
•Bank One Issuance Trust Series 2004-A7 A7 0.35% 5/15/14	195,000	194,567
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	10,490	10,630
Capital One Multi-Asset Execution Trust Series 2008-A3 A3 5.05% 2/15/16	100,000	108,791
Caterpillar Financial Asset Trust Series 2007-A A3A 5.34% 6/25/12	10,878	11,056
•Chase Issuance Trust Series 2009-A2 A2 1.78% 4/15/14	245,000	250,613
•Citibank Credit Card Issuance Trust Series 2009-A2 A2 1.78% 5/15/14	100,000	102,140
CNH Equipment Trust
Series 2008-A A3 4.12% 5/15/12	11,497	11,666
Series 2008-A A4A 4.93% 8/15/14	40,000	41,566
Series 2008-B A3A 4.78% 7/16/12	27,533	28,042
Series 2009-C A3 1.85% 12/16/13	15,000	15,088
Series 2009-C A4 3.00% 8/17/15	40,000	40,500
Discover Card Master Trust Series 2008-A4 A4 5.65% 12/15/15	110,000	121,090
•#Golden Credit Card Trust Series 2008-3 A 144A 1.23% 7/15/17	100,000	100,289
•MBNA Credit Card Master Note Trust Series 2005-A4 A4 0.27% 11/15/12	40,000	39,961
•Merrill Auto Trust Securitization Series 2007-1 A4 0.29% 12/15/13	20,000	19,836
Mid-State Trust
Series 11 A1 4.864% 7/15/38	12,564	11,391
Series 2004-1 A 6.005% 8/15/37	10,168	9,438
Series 2005-1 A 5.745% 1/15/40	14,937	14,249
#Series 2006-1 A 144A 5.787% 10/15/40	69,320	65,638
PStructured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	16,526	13,322
Total Non-Agency Asset Backed Securities (cost $2,003,537)		2,011,540

Non-Agency Collateralized Mortgage Obligations – 1.58%
wCountrywide Home Loan Mortgage Pass Through Trust
Series 2005-23 A1 5.50% 11/25/35	138,698	128,881
#Series 2005-R2 2A4 144A 8.50% 6/25/35	82,297	79,365

Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	26,874	23,560
•#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	14,637	12,932
•Wells Fargo Mortgage-Backed Securities Trust Series 2005-AR16 6A4 5.00% 10/25/35	149,572	57,345
Total Non-Agency Collateralized Mortgage Obligations (cost $409,322)		302,083

Regional Authorities – 1.11%Δ
Canada – 1.11%
Province of Ontario Canada
2.95% 2/5/15	110,000	109,873
4.00% 10/7/19	105,000	102,979
Total Regional Authorities (cost $214,374)		212,852

Sovereign Agencies – 1.91%Δ
Canada – 0.56%
Export Development Canada 3.125% 4/24/14	105,000	108,454
		108,454
Japan – 0.53%
Japan Bank for International Cooperation 2.125% 11/5/12	100,000	101,364
		101,364
Norway – 0.50%
Eksportfinans 3.00% 11/17/14	95,000	95,831
		95,831
Sweden – 0.32%
Swedish Export Credit 3.25% 9/16/14	60,000	61,153
		61,153
Total Sovereign Agencies (cost $362,847)		366,802

Supranational Banks – 2.01%
European Investment Bank
1.625% 3/15/13	50,000	49,865
2.375% 3/14/14	210,000	211,164
International Finance 3.00% 4/22/14	120,000	123,175
Total Supranational Banks (cost $384,698)		384,204

U.S. Treasury Obligations – 12.56%
U.S. Treasury Bond 4.50% 8/15/39	5,000	4,995
U.S. Treasury Notes
*1.375% 1/15/13	580,000	580,275
2.25% 1/31/15	195,000	194,146
*3.375% 11/15/19	1,660,000	1,628,615
Total U.S. Treasury Obligations (cost $2,420,543)		2,408,031

	Number of
	Shares
Preferred Stock – 0.15%
•PNC Financial Services Group 8.25%	28,000	29,206
Total Preferred Stock (cost $25,032)		29,206

	Principal
	Amount (U.S. $)
≠Discount Note – 15.14%
Federal Home Loan Bank 0.03% 2/1/10	$2,902,012	2,902,012
Total Discount Note (cost $2,902,012)		2,902,012

Total Value of Securities Before Securities Lending Collateral – 116.20%
(cost $21,706,176)		22,274,423

	Number of
	Shares
Securities Lending Collateral** – 9.38%
Mellon GSL DBT II Collateral Fund	1,307,416	1,307,416
BNY Mellon SL DBT II Liquidating Fund	493,124	488,094
@†Mellon GSL Reinvestment Trust II	43,827	1,863
Total Securities Lending Collateral (cost $1,844,367)		1,797,373

Total Value of Securities – 125.58%
(cost $23,550,543)		24,071,796 ©
Obligations to Return Securities Lending Collateral** – (9.62%)		(1,844,367)
Liabilities Net of Receivables and Other Assets (See Notes) – (15.96%)z		(3,058,684)
Net Assets Applicable to 2,167,290 Shares Outstanding – 100.00%		$19,168,745

ΔSecurities have been classified by country of origin.
•Variable rate security. The rate shown is the rate as of January 31, 2010.
†Non income producing security.
*Fully or partially on loan.
**See Note 4 in "Notes."
©Includes $1,807,064 of securities loaned.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2010, the aggregate amount of Rule 144A securities was $2,157,484, which represented 11.26% of the Portfolio’s net assets. See Note 5 in "Notes."
PRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At January 31, 2010, the aggregate amount of restricted securities was $13,322 or 0.07% of the Portfolio’s net assets. See Note 5 in “Notes”
@Illiquid security. At January 31, 2010, the aggregate amount of the illiquid security was $1,863, which represented 0.01% of the Portfolio’s net assets. See Note 5 in "Notes."
≠The rate shown is the effective yield at time of purchase.
zOf this amount, $2,587,682 represents payable for securities purchased, $1,700,136 represents payable for fund shares redeemed, and $1,081,422 represents receivable for securities sold as of January 31, 2010.

Summary of Abbreviations:
ACES – Automatic Common Exchange Security
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
MASTR – Mortgage Asset Securitization Transactions, Inc.
REMIC - Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following swap contracts were outstanding at January 31, 2010:

Swap Contracts
CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
JPMorgan Chase Securities
Donnelley (R.R.) & Sons 5 yr CDS	$85,000	5.00%	6/20/14	$(14,589)
	$85,000			$(14,589)
Protection Sold:
JPMorgan Chase Securities
MetLife 5 yr CDS	$20,000	1.00%	12/20/14	$237
UnitedHealth Group
5 yr CDS	25,000	1.00%	12/19/14	620
5 yr CDS	15,000	1.00%	12/20/14	479
	$60,000			1,336
Total				$(13,253)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional value presented above represents the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust - The Core Focus Fixed Income Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no position for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$23,624,069
Aggregate unrealized appreciation	$685,246
Aggregate unrealized depreciation	(237,519)
Net unrealized appreciation	$447,727

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $1,160,937 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $289,534 expires in 2014, $133,275 expires in 2016 and $738,128 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency, Asset-Backed &
Mortgage-Backed Securities	$-	$8,244,933	$135,422	$8,380,355
Corporate Debt	-	7,473,516	-	7,473,516
Foreign Debt	-	963,858	-	963,858
Municipal Bonds	-	117,445	-	117,445
U.S. Treasury Obligations	2,408,031	-	-	2,408,031
Short-Term	-	2,902,012	-	2,902,012
Other	-	29,206	-	29,206
Securities Lending Collateral	1,307,416	488,094	1,863	1,797,373
Total	$3,715,447	$20,219,064	$137,285	$24,071,796

Swap Contracts	$-	$(13,253)	$-	$(13,253)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-
	Backed and
	Mortgage-	Securities
	Backed	Lending
	Securities	Collateral	Total
Balance as of 10/31/09	$133,316	$4	$133,320
Net change in unrealized
appreciation/depreciation	2,106	1,859	3,965
Balance as of 1/31/10	$135,422	$1,863	$137,285
Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$2,106	$1,859	$3,965

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Financial Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolio may use futures in the normal course of pursuing its investment objective. The Portfolio may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Portfolio because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. No financial futures contracts were outstanding at January 31, 2010.

Swap Contracts – The Portfolio may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objective. The Portfolio may use interest rate swaps to adjust the Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolio invests in, such as the corporate bond market. The Portfolio may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolio on favorable terms. The Portfolio may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended January 31, 2010, the Portfolio entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At January 31, 2010, the aggregate unrealized depreciation of credit default swaps was $13,253. The Portfolio did not post any collateral for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have received $25,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at January 31, 2010, the notional value of the protection sold was $60,000, which reflects the maximum potential amount the Portfolio would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At January 31, 2010, the net unrealized appreciation of the protection sold was $1,336.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of the securities on loan was $1,807,064, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $1,797,373. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified in the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Events
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Core Plus Fixed Income Portfolio

January 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Agency Asset-Backed Securities – 0.24%
Fannie Mae Grantor Trust Series 2003-T4 2A5 5.407% 9/26/33	USD	140,372	$124,603
Total Agency Asset-Backed Securities (cost $139,237)			124,603

Agency Collateralized Mortgage Obligations – 3.16%
Fannie Mae Grantor Trust Series 2001-T8 A2 9.50% 7/25/41		14,737	15,977
Fannie Mae REMIC
Series 2002-90 A1 6.50% 6/25/42		23,630	25,786
Series 2002-90 A2 6.50% 11/25/42		61,872	67,518
Series 2003-122 AJ 4.50% 2/25/28		89,966	93,361
Fannie Mae Whole Loan Series 2004-W11 1A2 6.50% 5/25/44		57,164	62,380
Freddie Mac REMIC
Series 1730 Z 7.00% 5/15/24		176,672	185,966
Series 2326 ZQ 6.50% 6/15/31		167,237	183,662
Series 2662 MA 4.50% 10/15/31		137,455	143,558
Series 3022 MB 5.00% 12/15/28		215,000	226,238
Series 3123 HT 5.00% 3/15/26		270,000	283,976
Series 3131 MC 5.50% 4/15/33		335,000	358,864
Total Agency Collateralized Mortgage Obligations (cost $1,534,793)			1,647,286

Agency Mortgage-Backed Securities – 10.92%
Fannie Mae 6.50% 8/1/17		42,886	46,167
•Fannie Mae ARM
3.423% 8/1/34		88,121	90,633
5.11% 3/1/38		324,138	342,042
5.372% 4/1/36		169,466	177,896
Fannie Mae Relocation 30 yr
5.00% 11/1/33		33,052	34,142
Pool 763656 5.00% 1/1/34		30,650	31,661
Pool 763742 5.00% 1/1/34		17,075	17,638
5.00% 11/1/34		70,305	72,625
5.00% 10/1/35		142,926	147,640
5.00% 1/1/36		228,889	236,439
Fannie Mae S.F. 15 yr
4.50% 1/1/20		35,289	37,167
5.00% 7/1/14		3,974	4,151
5.00% 12/1/16		5,751	6,119
5.00% 5/1/20		44,245	47,039
5.00% 7/1/20		15,383	16,355
5.00% 5/1/21		10,817	11,517
5.50% 5/1/20		1,572	1,692
5.50% 6/1/23		339,018	363,025
6.00% 8/1/22		187,752	202,485
Fannie Mae S.F. 15 yr TBA 5.50% 2/1/25		270,000	288,520
Fannie Mae S.F. 30 yr
5.00% 3/1/34		27,366	28,551
Pool 808130 5.00% 3/1/35		46,368	48,281
Pool 814334 5.00% 3/1/35		25,503	26,583
5.00% 5/1/35		45,350	47,221
5.00% 6/1/35		67,510	70,297
5.00% 7/1/35		78,664	81,910
5.00% 12/1/37		74,304	77,320
5.00% 1/1/38		117,390	122,154
5.00% 2/1/38		57,087	59,404
7.00% 12/1/33		30,849	34,462
7.00% 5/1/35		6,302	6,936
7.00% 6/1/35		11,523	12,683
7.00% 12/1/37		250,287	275,465
7.50% 6/1/31		3,682	4,173
7.50% 6/1/34		61,357	69,061
Fannie Mae S.F. 30 yr TBA 4.50% 2/1/40		1,030,000	1,040,301

•Freddie Mac ARM 3.877% 4/1/34	7,291	7,554
Freddie Mac Relocation 30 yr 5.00% 9/1/33	27,185	28,086
Freddie Mac S.F. 30 yr 7.00% 11/1/33	4,108	4,543
Freddie Mac S.F. 30 yr TBA
4.00% 2/1/40	355,000	346,957
5.00% 2/1/40	665,000	691,082
GNMA I S.F. 30 yr
*7.00% 12/15/34	383,780	423,898
7.50% 1/15/30	1,513	1,710
7.50% 12/15/31	855	966
7.50% 2/15/32	814	921
Total Agency Mortgage-Backed Securities (cost $5,498,884)		5,685,472

Commercial Mortgage-Backed Securities – 9.19%
#American Tower Trust 144A
Series 2007-1A AFX 5.42% 4/15/37	95,000	98,563
Series 2007-1A D 5.957% 4/15/37	55,000	57,063
•Bank of America Commercial Mortgage Securities
Series 2005-1 A5 5.133% 11/10/42	55,000	56,467
Series 2005-6 AM 5.178% 9/10/47	95,000	85,696
Series 2007-4 AM 5.811% 2/10/51	105,000	83,399
Bear Stearns Commercial Mortgage Securities
Series 2005-PW10 AM 5.449% 12/11/40	232,000	210,396
•Series 2005-T20 A4A 5.149% 10/12/42	105,000	108,441
•Series 2006-PW12 A4 5.719% 9/11/38	45,000	47,137
Series 2006-PW14 A4 5.201% 12/11/38	150,000	144,963
Series 2007-PW15 A4 5.331% 2/11/44	100,000	89,261
•Series 2007-PW16 A4 5.719% 6/11/40	105,000	98,712
Series 2007-T28 A4 5.742% 9/11/42	180,000	181,064
wCommercial Mortgage Pass Through Certificates
#Series 2001-J1A A2 144A 6.457% 2/16/34	153,415	157,329
Series 2005-C6 A5A 5.116% 6/10/44	160,000	161,180
Series 2006-C7 A2 5.69% 6/10/46	160,000	164,183
•Credit Suisse Mortgage Capital Certificates Series 2006-C1 AAB 5.548% 2/15/39	170,000	173,675
#Crown Castle Towers Series 2006-1A B 144A 5.362% 11/15/36	100,000	105,000
General Electric Capital Commercial Mortgage Series 2002-1A A3 6.269% 12/10/35	140,000	148,796
Goldman Sachs Mortgage Securities II
Series 2004-GG2 A6 5.396% 8/10/38	175,000	178,669
Series 2005-GG4 A4A 4.751% 7/10/39	140,000	140,504
Series 2006-GG6 A4 5.553% 4/10/38	155,000	148,993
@•#Series 2006-RR3 A1S 144A 5.662% 7/18/56	560,000	162,400
•Series 2007-GG10 A4 5.805% 8/10/45	190,000	165,205
Greenwich Capital Commercial Funding Series 2004-GG1 A7 5.317% 6/10/36	120,000	124,926
JPMorgan Chase Commercial Mortgage Securities
Series 2002-C1 A3 5.376% 7/12/37	115,000	120,301
Series 2003-C1 A2 4.985% 1/12/37	114,000	117,173
Series 2005-LDP4 A4 4.918% 10/15/42	110,000	110,761
•Series 2005-LDP5 A4 5.179% 12/15/44	355,000	364,008
Series 2006-LDP9 A2 5.134% 5/15/47	100,000	100,105
Lehman Brothers-UBS Commercial Mortgage Trust
Series 2002-C1 A4 6.462% 3/15/31	20,000	21,402
Series 2004-C1 A4 4.568% 1/15/31	95,000	95,087
Morgan Stanley Capital I
#Series 1999-FNV1 G 144A 6.12% 3/15/31	159,811	158,699
•Series 2007-T27 A4 5.649% 6/11/42	335,000	337,549
•#Morgan Stanley Dean Witter Capital I Series 2001-TOP1 E 144A 7.363% 2/15/33	100,000	93,669
#Nationslink Funding Series 1998-2 F 144A 7.105% 8/20/30	34,748	36,898
Wachovia Bank Commercial Mortgage Trust Series 2006-C28 A2 5.50% 10/15/48	135,000	138,350
Total Commercial Mortgage-Backed Securities (cost $4,875,841)		4,786,024

Convertible Bonds – 0.39%
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	120,000	101,400
#Virgin Media 144A 6.50% exercise price $19.22, expiration date 11/15/16	95,000	103,550
Total Convertible Bonds (cost $149,293)		204,950

Corporate Bonds – 53.25%
Banking – 9.26%
Bank of America
5.125% 11/15/14	130,000	135,546
5.30% 3/15/17	250,000	246,555
5.75% 12/1/17	75,000	76,609

Barclays Bank
6.75% 5/22/19		180,000	201,334
#144A 6.05% 12/4/17		200,000	207,115
BB&T 5.25% 11/1/19		97,000	98,281
Capital One Financial 7.375% 5/23/14		70,000	80,201
@#CoBank Credit Suisse 144A 7.875% 4/16/18		250,000	278,601
Credit Suisse 5.40% 1/14/20		65,000	65,037
Credit Suisse/New York 6.00% 2/15/18		105,000	111,034
Export-Import Bank of Korea 5.875% 1/14/15		320,000	344,332
JPMorgan Chase Capital XVIII 6.95% 8/17/36		90,000	89,751
JPMorgan Chase Capital XXII 6.45% 2/2/37		85,000	79,528
JPMorgan Chase Capital XXV 6.80% 10/1/37		325,000	328,494
KFW 10.00% 5/15/12	BRL	140,000	75,843
Korea Development Bank 5.30% 1/17/13	USD	100,000	105,905
#Lloyds TSB Bank 144A 5.80% 1/13/20		240,000	237,778
PNC Bank 6.875% 4/1/18		250,000	279,035
PNC Funding 5.25% 11/15/15		135,000	143,101
•#Rabobank 144A 11.00% 12/29/49		195,000	249,821
Regions Financial 7.75% 11/10/14		150,000	155,149
Silicon Valley Bank 5.70% 6/1/12		274,000	280,435
•USB Capital IX 6.189% 4/15/49		165,000	138,600
VTB Capital 6.875% 5/29/18		125,000	126,250
Wachovia
5.25% 8/1/14		35,000	37,107
5.625% 10/15/16		130,000	135,468
Wells Fargo 5.625% 12/11/17		35,000	36,850
•Wells Fargo Capital XIII 7.70% 12/29/49		355,000	346,125
Zions Bancorporation
5.50% 11/16/15		115,000	94,180
7.75% 9/23/14		40,000	38,437
			4,822,502
Basic Industries – 3.69%
ArcelorMittal 9.85% 6/1/19		195,000	248,101
Cytec Industries 6.00% 10/1/15		74,000	79,964
Dow Chemical 8.55% 5/15/19		235,000	281,508
#Evraz Group 144A 9.50% 4/24/18		242,000	251,377
Freeport McMoRan Copper & Gold 8.375% 4/1/17		90,000	98,008
#Hexion Finance Escrow 144A 8.875% 2/1/18		105,000	101,719
Lubrizol 8.875% 2/1/19		110,000	138,884
*#NewPage 144A 11.375% 12/31/14		75,000	72,938
Reliance Steel & Aluminum 6.85% 11/15/36		82,000	76,003
#Severstal 144A 9.75% 7/29/13		100,000	105,250
Southern Copper 7.50% 7/27/35		114,000	115,477
Steel Dynamics 6.75% 4/1/15		86,000	85,463
#Teck Resources 144A 10.75% 5/15/19		85,000	100,513
Vale Overseas
6.875% 11/21/36		129,000	133,111
6.875% 11/10/39		35,000	35,915
			1,924,231
Brokerage – 3.18%
Citigroup
6.01% 1/15/15		125,000	130,233
6.375% 8/12/14		205,000	217,746
6.50% 8/19/13		125,000	135,128
Goldman Sachs Group
5.125% 1/15/15		60,000	63,245
5.95% 1/18/18		45,000	47,474
6.25% 9/1/17		45,000	48,516
Jefferies Group
6.25% 1/15/36		10,000	8,697
6.45% 6/8/27		170,000	154,111
LaBranche 11.00% 5/15/12		155,000	159,650
Lazard Group
6.85% 6/15/17		110,000	113,958
7.125% 5/15/15		14,000	15,079
Morgan Stanley
5.375% 10/15/15		150,000	158,653
6.00% 4/28/15		100,000	107,771
6.25% 8/28/17		275,000	293,733
			1,653,994

Capital Goods – 1.56%
Allied Waste North America 7.125% 5/15/16		200,000	215,774
#BAE Systems Holdings 144A
4.95% 6/1/14		25,000	26,376
5.20% 8/15/15		40,000	42,196
#Clean Harbors 144A 7.625% 8/15/16		130,000	132,600
*Graham Packaging 9.875% 10/15/14		140,000	144,725
Tyco International Finance 8.50% 1/15/19		105,000	131,911
USG
6.30% 11/15/16		105,000	93,450
#144A 9.75% 8/1/14		25,000	26,625
			813,657
Communications – 11.02%
America Movil 5.625% 11/15/17		36,000	37,710
American Tower 7.00% 10/15/17		105,000	117,206
AT&T 6.50% 9/1/37		170,000	178,706
Belo 8.00% 11/15/16		85,000	87,338
#Charter Communications Operating/Capital 144A 10.875% 9/15/14		156,000	175,500
Cincinnati Bell 7.00% 2/15/15		65,000	63,538
Citizens Utilities 7.125% 3/15/19		160,000	152,000
Comcast
4.95% 6/15/16		105,000	109,390
6.50% 1/15/15		100,000	113,607
#Cox Communications 144A
5.875% 12/1/16		65,000	70,208
6.45% 12/1/36		55,000	56,891
6.95% 6/1/38		65,000	71,137
8.375% 3/1/39		15,000	19,041
*Cricket Communications 9.375% 11/1/14		138,000	138,000
#CSC Holdings 144A 8.50% 6/15/15		150,000	159,375
Deutsche Telekom International Finance 5.25% 7/22/13		100,000	107,552
DirecTV Holdings
7.625% 5/15/16		230,000	252,168
#144A 4.75% 10/1/14		100,000	104,538
DISH DBS 7.875% 9/1/19		50,000	51,875
EchoStar DBS 7.125% 2/1/16		95,000	95,713
Hughes Network Systems/Finance 9.50% 4/15/14		155,000	159,263
#Inmarsat Finance 144A 7.375% 12/1/17		100,000	103,125
*Intelsat Bermuda 11.25% 2/4/17		185,000	188,700
Intelsat Jackson Holdings 11.25% 6/15/16		110,000	117,425
#Interpublic Group 144A 10.00% 7/15/17		50,000	55,500
Lamar Media Group 6.625% 8/15/15		138,000	132,135
Level 3 Financing 9.25% 11/1/14		65,000	61,263
MetroPCS Wireless
*9.25% 11/1/14		125,000	126,406
#144A 9.25% 11/1/14		10,000	10,113
Nielsen Finance
11.50% 5/1/16		15,000	16,875
11.625% 2/1/14		68,000	76,500
PAETEC Holding 8.875% 6/30/17		75,000	76,219
#Qwest 144A 8.375% 5/1/16		50,000	55,000
Shaw Communications 6.75% 11/9/39	CAD	33,000	31,664
Sprint Nextel 6.00% 12/1/16	USD	155,000	135,625
Telecom Italia Capital 5.25% 10/1/15		430,000	455,111
Telesat Canada 11.00% 11/1/15		89,000	99,903
Time Warner Cable 8.25% 4/1/19		140,000	168,927
Verizon Communications 6.40% 2/15/38		50,000	52,535
#Videotron Ltee 144A 7.125% 1/15/20	CAD	84,000	81,627
#VimpelCom 144A 9.125% 4/30/18	USD	155,000	168,175
Virgin Media Finance 8.75% 4/15/14		18,000	18,585
#Vivendi 144A
5.75% 4/4/13		205,000	221,952
6.625% 4/4/18		75,000	81,908
Vodafone Group 5.375% 1/30/15		400,000	433,446
#Wind Acquisition Finance 144A 11.75% 7/15/17		175,000	191,188
WPP Finance 8.00% 9/15/14		225,000	258,158
			5,738,821
Consumer Cyclical – 3.82%
*Burlington Coat Factory Warehouse 11.125% 4/15/14		180,000	185,849
CVS Caremark 6.60% 3/15/19		110,000	122,369

#wCVS Pass Through Trust 144A 8.353% 7/10/31	153,731	176,083
Darden Restaurants 6.80% 10/15/37	90,000	96,035
Ford Motor Credit
7.25% 10/25/11	135,000	136,705
7.50% 8/1/12	100,000	101,364
Goodyear Tire & Rubber 10.50% 5/15/16	140,000	152,600
International Game Technology 7.50% 6/15/19	60,000	67,586
Macy's Retail Holdings
6.65% 7/15/24	170,000	158,525
8.875% 7/15/15	135,000	147,825
MGM Mirage
13.00% 11/15/13	40,000	46,500
#144A 10.375% 5/15/14	25,000	27,563
#144A 11.125% 11/15/17	35,000	39,550
*OSI Restaurant Partners 10.00% 6/15/15	155,000	147,638
#Pinnacle Entertainment 144A 8.625% 8/1/17	75,000	75,563
Ryland Group 8.40% 5/15/17	80,000	86,800
*Sally Holdings 10.50% 11/15/16	70,000	75,250
#Volvo Treasury 144A 5.95% 4/1/15	140,000	148,434
		1,992,239
Consumer Non-Cyclical – 5.72%
ARAMARK 8.50% 2/1/15	123,000	123,923
*Bausch & Lomb 9.875% 11/1/15	70,000	73,850
Beckman Coulter
6.00% 6/1/15	115,000	127,526
7.00% 6/1/19	35,000	40,348
#CareFusion 144A 6.375% 8/1/19	200,000	220,347
Community Health Systems 8.875% 7/15/15	195,000	202,069
HCA
9.25% 11/15/16	165,000	174,488
PIK 9.625% 11/15/16	85,000	90,313
Hospira 6.40% 5/15/15	230,000	258,210
Inverness Medical Innovations 9.00% 5/15/16	70,000	71,750
Iron Mountain
8.00% 6/15/20	90,000	91,800
8.75% 7/15/18	50,000	52,250
Jarden 7.50% 5/1/17	95,000	95,950
#JBS USA Finance 144A 11.625% 5/1/14	12,000	13,560
Medco Health Solutions 7.125% 3/15/18	210,000	242,412
Quest Diagnostics 5.45% 11/1/15	226,000	249,125
*#RSC Equipment Rental/Holdings III 144A 10.25% 11/15/19	135,000	140,738
Select Medical 7.625% 2/1/15	285,000	280,724
Supervalu
7.50% 11/15/14	95,000	95,713
8.00% 5/1/16	30,000	30,150
Tenet Healthcare 7.375% 2/1/13	140,000	139,650
Yale University 2.90% 10/15/14	160,000	163,511
		2,978,407
Electric – 4.43%
AES 8.00% 6/1/20	125,000	125,938
Ameren 8.875% 5/15/14	40,000	46,519
#American Transmission Systems 144A 5.25% 1/15/22	65,000	66,600
#Calpine Construction Finance 144A 8.00% 6/1/16	140,000	143,500
#Centrais Eletricas Brasileiras 144A 6.875% 7/30/19	200,000	209,500
CMS Energy 6.55% 7/17/17	55,000	56,708
#EDF 144A 4.60% 1/27/20	100,000	99,651
#Enel Finance International 144A 5.125% 10/7/19	240,000	243,661
Energy Future Holdings 10.875% 11/1/17	50,000	39,750
Illinois Power 9.75% 11/15/18	310,000	398,651
#Majapahit Holding 144A 8.00% 8/7/19	112,000	119,280
NRG Energy 7.375% 2/1/16	215,000	214,463
Pennsylvania Electric 5.20% 4/1/20	175,000	177,276
@#Power Receivables Finance 144A 6.29% 1/1/12	35,345	36,430
PPL Electric Utilities 7.125% 11/30/13	95,000	109,636
Public Service of Oklahoma 5.15% 12/1/19	170,000	173,484
*Texas Competitive Electric Holdings 10.25% 11/1/15	56,000	44,100
		2,305,147
Energy – 4.61%
Chesapeake Energy
7.25% 12/15/18	71,000	71,000
9.50% 2/15/15	130,000	142,350

Dynergy Holdings 7.75% 6/1/19	40,000	32,200
El Paso 7.00% 6/15/17	135,000	138,700
Enbridge Energy Partners 9.875% 3/1/19	150,000	195,587
Energy Transfer Partners 9.70% 3/15/19	110,000	140,176
Forest Oil 7.25% 6/15/19	50,000	50,500
Massey Energy 6.875% 12/15/13	143,000	142,643
#Midcontinent Express Pipeline 144A
5.45% 9/15/14	100,000	104,828
6.70% 9/15/19	25,000	26,384
Nexen 7.50% 7/30/39	110,000	125,104
Noble Energy 8.25% 3/1/19	90,000	109,402
OPTI Canada 7.875% 12/15/14	151,000	131,748
Petrobras International Finance 5.75% 1/20/20	40,000	39,755
PetroHawk Energy
7.875% 6/1/15	10,000	10,300
9.125% 7/15/13	35,000	36,663
#144A 10.50% 8/1/14	91,000	101,010
Plains All American Pipeline 5.75% 1/15/20	185,000	191,584
Pride International 8.50% 6/15/19	130,000	149,500
Range Resources 8.00% 5/15/19	85,000	90,950
•TransCanada Pipelines 6.35% 5/15/67	110,000	104,554
Weatherford International 9.625% 3/1/19	125,000	158,926
#Woodside Finance 144A
4.50% 11/10/14	65,000	67,099
5.00% 11/15/13	40,000	41,870
		2,402,833
Finance Companies – 2.40%
Capital One Bank 8.80% 7/15/19	255,000	309,749
#CDP Financial 4.40% 11/25/19	250,000	245,029
General Electric Capital
5.50% 1/8/20	135,000	133,949
6.00% 8/7/19	415,000	430,337
•#ILFC E-Capital Trust II 144A 6.25% 12/21/65	130,000	74,750
International Lease Finance 6.625% 11/15/13	65,000	54,419
		1,248,233
Insurance – 0.61%
Prudential Financial 3.875% 1/14/15	100,000	100,908
‡@=#wTwin Reefs Pass Through Trust 144A 1.386% 12/31/49	300,000	0
UnitedHealth Group
5.50% 11/15/12	92,000	99,878
5.80% 3/15/36	43,000	42,343
6.00% 2/15/18	70,000	75,374
		318,503
Natural Gas – 0.84%
Enterprise Products Operating
5.00% 3/1/15	35,000	36,909
•8.375% 8/1/66	95,000	94,523
9.75% 1/31/14	120,000	146,537
Kinder Morgan Energy Partners 9.00% 2/1/19	125,000	159,349
		437,318
Real Estate – 1.06%
Developers Diversified Realty 9.625% 3/15/16	105,000	114,011
#Digital Realty Trust 144A 5.875% 2/1/20	50,000	49,256
ProLogis 7.375% 10/30/19	135,000	140,128
Regency Centers 5.875% 6/15/17	93,000	92,169
•#USB Realty 144A 6.091% 12/22/49	200,000	154,500
		550,064
Technology – 1.05%
Adobe Systems 4.75% 2/1/20	80,000	79,968
First Data 9.875% 9/24/15	220,000	197,450
*Freescale Semiconductor 8.875% 12/15/14	180,000	161,100
Xerox 4.25% 2/15/15	105,000	106,986
		545,504
Total Corporate Bonds (cost $26,158,425)		27,731,453

Municipal Bonds – 0.58%
California State
7.30% 10/1/39	55,000	52,401
7.55% 4/1/39	250,000	247,923
Total Municipal Bonds (cost $311,345)		300,324

Non-Agency Asset-Backed Securities – 7.72%
•#American Home Mortgage Advance Trust Series 2009-ADV3 A1 144A 2.18% 10/6/21	95,000	95,361
#Bank of America Auto Trust Series 2009-3A A4 144A 2.67% 12/15/16	170,000	170,659
•Bank of America Credit Card Trust Series 2008-A5 A5 1.432% 12/16/13	120,000	121,294
Capital Auto Receivables Asset Trust Series 2007-3 A3A 5.02% 9/15/11	57,696	58,464
Capital One Multi-Asset Execution Trust Series 2007-A7 A7 5.75% 7/15/20	150,000	168,615
Caterpillar Financial Asset Trust
Series 2007-A A3A 5.34% 6/25/12	25,383	25,798
Series 2008-A A3 4.94% 4/25/14	130,000	132,827
Citibank Credit Card Issuance Trust
Series 2007-A3 A3 6.15% 6/15/39	150,000	167,926
•Series 2009-A1 A1 1.982% 3/17/14	125,000	128,015
Citicorp Residential Mortgage Securities Series 2006-3 A5 5.948% 11/25/36	300,000	209,387
CNH Equipment Trust
•Series 2007-A A4 0.272% 9/17/12	40,940	40,759
Series 2008-A A3 4.12% 5/15/12	45,989	46,664
Series 2008-A A4A 4.93% 8/15/14	145,000	150,678
Series 2008-B A3A 4.78% 7/16/12	34,416	35,053
Series 2009-C A3 1.85% 12/16/13	40,000	40,236
Series 2009-C A4 3.00% 8/17/15	95,000	96,187
Daimler Chrysler Auto Trust Series 2008-B A3A 4.71% 9/10/12	100,000	102,724
Discover Card Master Trust
Series 2007-A1 A1 5.65% 3/16/20	150,000	165,115
Series 2008-A4 A4 5.65% 12/15/15	100,000	110,082
#Dunkin Securitization Series 2006-1 A2 144A 5.779% 6/20/31	150,000	146,957
#Ford Credit Auto Lease Trust Series 2010-A A2 1.04% 3/15/13	250,000	249,981
•Ford Credit Floorplan Master Owner Trust
Series 2009-2 A 1.782% 9/15/14	100,000	100,260
#Series 2010-1 A 144A 1.882% 12/15/14	100,000	100,484
General Electric Capital Credit Card Master Note Trust Series 2009-3 A 2.54% 9/15/14	100,000	101,401
•#Golden Credit Card Trust Series 2008-3 A 144A 1.232% 7/15/17	150,000	150,434
Harley-Davidson Motorcycle Trust
#Series 2006-1 A2 144A 5.04% 10/15/12	47,097	48,321
Series 2009-4 A3 1.87% 2/15/14	100,000	100,230
Hyundai Auto Receivables Trust
Series 2007-A A3A 5.04% 1/17/12	36,141	36,739
Series 2008-A A3 4.93% 12/17/12	80,000	83,368
John Deere Owner Trust Series 2008-A A3 4.18% 6/15/12	75,327	76,236
•MBNA Credit Card Master Note Trust Series 2005-A4 A4 0.272% 11/15/12	140,000	139,862
•Merrill Auto Trust Securitization Series 2007-1 A4 0.292% 12/15/13	55,000	54,549
Mid-State Trust
Series 11 A1 4.864% 7/15/38	15,076	13,670
Series 2004-1 A 6.005% 8/15/37	15,252	14,157
Series 2005-1 A 5.745% 1/15/40	170,280	162,439
#Series 2006-1 A 144A 5.787% 10/15/40	346,599	328,187
∏Structured Asset Securities Series 2001-SB1 A2 3.375% 8/25/31	61,595	49,655
Total Non-Agency Asset-Backed Securities (cost $3,981,883)		4,022,774

Non-Agency Collateralized Mortgage Obligations – 2.63%
@American Home Mortgage Investment Trust Series 2005-2 5A1 5.064% 9/25/35	22,932	19,284
Bank of America Alternative Loan Trust
Series 2004-10 1CB1 6.00% 11/25/34	20,644	16,918
Series 2005-5 2CB1 6.00% 6/25/35	2,659	1,807
Bank of America Funding Securities Series 2005-8 1A1 5.50% 1/25/36	113,247	109,761
Citicorp Mortgage Securities Series 2006-4 3A1 5.50% 8/25/21	8,768	8,493
wCountrywide Home Loan Mortgage Pass Through Trust
@Series 2006-17 A5 6.00% 12/25/36	8,100	7,286
•Series 2006-HYB1 3A1 5.138% 3/20/36	154,457	95,547
First Horizon Asset Securities
Series 2006-3 1A11 6.25% 11/25/36	257,963	252,364
•Series 2007-AR3 2A2 6.289% 11/25/37	19,384	13,672
#GSMPS Mortgage Loan Trust 144A Series 1999-2 A 8.00% 9/19/27	47,110	48,256
Lehman Mortgage Trust Series 2005-2 2A3 5.50% 12/25/35	189,613	166,229
#MASTR Reperforming Loan Trust Series 2005-1 1A5 144A 8.00% 8/25/34	104,625	99,721
#MASTR Specialized Loan Trust Series 2005-2 A2 144A 5.006% 7/25/35	111,240	98,281
•wWashington Mutual Mortgage Pass Through Certificates Series 2006-AR10 1A1 5.921% 9/25/36	22,508	16,821

Wells Fargo Mortgage Backed Securities Trust
•Series 2005-AR16 2A1 3.177% 10/25/35		8,268	7,234
Series 2006-1 A3 5.00% 3/25/21		14,414	13,966
Series 2006-4 1A8 5.75% 4/25/36		97,057	90,914
Series 2006-4 2A3 5.75% 4/25/36		222,116	82,079
•Series 2006-AR10 5A1 5.587% 7/25/36		14,760	12,099
•Series 2006-AR18 2A2 5.706% 11/25/36		312,178	89,925
Series 2007-8 2A6 6.00% 7/25/37		160,000	120,797
Total Non-Agency Collateralized Mortgage Obligations (cost $1,824,026)			1,371,454

Regional Authority – 0.02%Δ
Canada – 0.02%
Province of Quebec Canada 4.50% 12/1/19	CAD	11,000	10,654
Total Regional Authority (cost $10,560)			10,654

«Senior Secured Loans – 2.46%
Chester Downs & Marina Term Tranche Loan 12.375% 12/31/16	USD	83,406	86,325
Community Health Systems
Term Tranche Loan B 2.506% 7/25/14		195,829	185,288
Term Tranche Loan DD 2.506% 7/25/14		10,009	9,517
Ford Motor Term Tranche Loan B 3.259% 12/15/13		201,632	189,381
HCA Term Tranche Loan B 2.501% 11/18/13		77,424	73,800
Level 3 Communication Term Tranche Loan B 11.50% 3/13/14		135,000	146,560
Nuveen Investment
2nd Lien 12.50% 7/9/15		65,000	68,331
Term Tranche Loan B 3.302% 11/13/14		66,131	58,453
Texas Competitive Electric Holdings Term Tranche Loan B2 3.731% 10/10/14		220,672	181,285
Toys R Us Term Tranche Loan B 4.486% 7/19/12		150,000	149,888
Univision Communications Term Tranche Loan B 2.533% 9/29/14		150,000	130,125
Total Senior Secured Loans (cost $1,132,608)			1,278,953

Sovereign Debt – 1.91%Δ
Brazil – 0.50%
#Banco Nacional de Desenvolvimento Economico e Social 6.369% 6/16/18		100,000	104,000
Republic of Brazil 12.50% 1/5/22	BRL	250,000	154,841
			258,841
Indonesia – 0.54%
Indonesia Treasury Bond
10.75% 5/15/16	IDR	1,345,000,000	157,666
11.00% 11/15/20	IDR	280,000,000	32,490
12.80% 6/15/21	IDR	700,000,000	90,262
			280,418
Mexico – 0.48%
Mexican Bonos
9.50% 12/18/14	MXN	100,000	8,411
10.00% 11/20/36	MXN	2,750,000	241,339
			249,750
Poland – 0.20%
Poland Government Bond 5.50% 10/25/19	PLN	320,000	105,203
			105,203
Republic of Korea – 0.19%
#Korea Expressway 144A 4.50% 3/23/15	USD	100,000	101,102
			101,102
Total Sovereign Debt (cost $968,936)			995,314

Supranational Banks – 1.29%
European Investment Bank
6.125% 1/23/17	AUD	66,000	58,323
^10.902% 3/30/16	TRY	50,000	17,653
11.25% 2/14/13	BRL	255,000	140,757
Inter-American Development Bank 5.375% 5/27/14	AUD	170,000	148,582
International Bank for Reconstruction & Development
5.375% 12/15/14	NZD	11,000	7,688
5.75% 8/20/12	MXN	810,000	61,603
7.50% 7/30/14	NZD	309,000	235,240
Total Supranational Banks (cost $659,124)			669,846

U.S. Treasury Obligations – 2.36%
U.S. Treasury Bond 4.50% 8/15/39	USD	30,000	29,972
U.S. Treasury Inflation Index Notes
1.625% 1/15/15		509,823	536,469
¥2.00% 1/15/14		228,302	244,105

2.375% 1/15/17		219,908	241,091
U.S. Treasury Notes
2.25% 1/31/15		95,000	94,584
3.375% 11/15/19		85,000	83,393
Total U.S. Treasury Obligations (cost $1,225,909)			1,229,614

		Number of
		Shares
Preferred Stock – 0.22%
•PNC Financial Services Group 8.25%		110,000	114,737
Total Preferred Stock (cost $108,414)			114,737
		Principal
		Amount°
≠Discount Note – 6.95%
Federal Home Loan Bank 0.03% 2/1/10	USD	3,621,015	3,621,015
Total Discount Note (cost $3,621,015)			3,621,015

Total Value of Securities Before Securities Lending Collateral – 103.29%
(cost $52,200,293)			53,794,473
		Number of
		Shares
Securities Lending Collateral** – 3.59%
Investment Companies
Mellon GSL DBT II Collateral Fund		1,281,864	1,281,864
BNY Mellon SL DBT II Liquidating Fund		591,735	585,700
†@Mellon GSL Reinvestment Trust II		51,711	2,198
Total Securities Lending Collateral (cost $1,925,310)			1,869,762

Total Value of Securities – 106.88%
(cost $54,125,603)			55,664,235 ©
Obligations to Return Securities Lending Collateral** – (3.70%)			(1,925,310)
Liabilities Net of Receivables and Other Assets (See Notes) – (3.18%)			(1,655,547)
Net Assets Applicable to 5,577,767 Shares Outstanding – 100.00%			$52,083,378

°Principal amount shown is stated in the currency in which each security is denominated.

AUD - Australian Dollar
BRL – Brazilian Real
CAD – Canadian Dollar
CLP – Chilean Peso
COP – Columbian Peso
EUR – European Monetary Unit
GBP – British Pound Sterling
IDR – Indonesian Rupiah
INR – Indian Rupee
KRW – South Korean Won
MYR – Malaysian Ringgit
MXN – Mexican Peso
NOK – Norwegian Kroner
NZD – New Zealand Dollar
PLN – Polish Zloty
SGD – Singapore Dollar
TRY – Tirkish Lira
TWD – Taiwan Dollar
USD – United States Dollar
ZAR – South African Rand

•Variable rate security. The rate shown is the rate as of January 31, 2010.
wPass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2010, the aggregate amount of Rule 144A securities was $8,798,288 which represented 16.89% of the Portfolio’s net assets. See Note 5 in "Notes."
ΦStep coupon bond. Coupon increases or decreases periodically based on a predetermined schedule. Stated rate in effect at January 31, 2010.
†Non income producing security.

@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $506,199 which represented 0.97% of the Portfolio’s net assets. See Note 5 in “Notes.”
=Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At January 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0.00% of the Portfolio’s net assets. See Note 1 in “Notes.”
‡Non income producing security. Security is currently in default.
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At January 31, 2010, the aggregate amount of the restricted securities was $49,655 or 0.10% of the Portfolio’s net assets. See Note 5 in “Notes.”
ΔSecurities have been classified by country of origin.
«Senior Secured Loans generally pay interest at rates which are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate at effect at January 31, 2010.
^Zero coupon security. The rate shown is the yield at the time of purchase.
¥Fully or partially pledged as collateral for financial futures contracts.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes.”
©Includes $1,881,677 of securities loaned.

Summary of Abbreviations:
ARM – Adjustable Rate Mortgage
CDS – Credit Default Swap
GNMA – Government National Mortgage Association
GSMPS – Goldman Sachs Reperforming Mortgage Securities
MASTR – Mortgage Asset Securitization Transactions, Inc.
PIK – Pay-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
TBA – To be announced
yr – Year

1The following foreign currency exchange contracts, financial futures contracts and swap contracts were outstanding at January 31, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
AUD	104,819	USD	(94,935)	2/19/10	$(2,429)
AUD	127,322	USD	(114,000)	2/19/10	(1,634)
BRL	(278,004)	USD	159,269	2/19/10	12,297
BRL	301,085	USD	(162,573)	2/19/10	(3,399)
CAD	105,883	USD	(101,962)	2/19/10	(2,953)
CAD	172,399	USD	(166,408)	2/19/10	(5,202)
CLP	2,635,100	USD	(5,200)	2/19/10	(166)
CLP	38,372,100	USD	(78,000)	2/19/10	(4,697)
CLP	40,641,900	USD	(78,000)	2/19/10	(361)
CLP	49,870,290	USD	(94,000)	2/19/10	1,269
COP	127,660,000	USD	(65,000)	2/19/10	(775)
EUR	2,870	USD	(4,140)	2/19/10	(161)
GBP	(5,951)	USD	9,620	2/19/10	110
GBP	4,545	USD	(7,347)	2/19/10	(84)
IDR	(20,296,000)	USD	2,173	2/19/10	10
INR	12,120,474	USD	(260,000)	10/20/10	(2,721)
KRW	64,566,750	USD	(57,000)	2/19/10	(1,318)
KRW	555,888,960	USD	(482,920)	2/19/10	(3,525)
MYR	143,367	USD	(42,000)	2/19/10	(55)
MYR	571,452	USD	(168,570)	2/19/10	(1,381)
NOK	473,853	USD	(82,979)	2/19/10	(3,051)
NOK	1,584,400	USD	(277,318)	2/19/10	(10,067)
NZD	(357,116)	USD	259,641	2/19/10	9,409
NZD	73,568	USD	(52,000)	2/19/10	(451)
PLN	(541,786)	USD	190,200	2/19/10	4,971
PLN	549,306	USD	(192,759)	2/19/10	(4,958)
SGD	314,267	USD	(224,733)	2/19/10	(1,289)
TRY	184,086	USD	(125,133)	2/19/10	(2,566)
TWD	5,352,900	USD	(170,366)	2/12/10	(2,890)
ZAR	1,176,880	USD	(157,239)	2/19/10	(3,428)
					$(31,495)

Financial Futures Contracts

				Unrealized
Contracts to Sell	Notional Cost	Notional Value	Expiration Date	Depreciation
8 U.S. Treasury 5 yr Notes	$(926,433)	$(931,688)	3/31/10	$(5,255)

Swap Contracts
CDS Contracts

				Unrealized
Swap Counterparty &	Notional	Annual Protection	Termination	Appreciation
Referenced Obligation	Value	Payments	Date	(Depreciation)
Protection Purchased:
JPMorgan Securities
Donnelley (R.R.) & Sons 5 yr CDS	$310,000	5.00%	6/20/14	$(53,204)
Penny (J.C.) 5 yr CDS	235,000	1.00%	3/20/15	5,478
Sunoco 5 yr CDS	170,000	1.00%	3/20/15	5,036
	$715,000			$(42,690)
Protection Sold:
Citigroup Global Markets
MetLife 5 yr CDS	$55,000	5.00%	9/20/14	$2,437
JPMorgan Securities
Macy’s 5 yr CDS	235,000	1.00%	3/20/15	(5,345)
MetLife 5 yr CDS	280,000	1.00%	12/20/14	3,323
UnitedHealth Group 5 yr CDS	75,000	1.00%	12/20/14	1,859
Valero Energy 5 yr CDS	170,000	1.00%	3/20/15	(3,060)
	$815,000			$(786)
Total				$(43,476)

The use of foreign currency exchange contracts, financial futures contracts and swap contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes."

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust - The Core Plus Fixed Income Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. U.S. government and agency securities are valued at the mean between the bid and ask prices. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Financial futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no position for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which are due to changes in foreign exchange rates from that which are due to changes in market prices of debt securities. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$54,266,302
Aggregate unrealized appreciation	$2,963,792
Aggregate unrealized depreciation	(1,565,859)
Net unrealized appreciation	$1,397,933

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $7,701,823 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $394,175 expires in 2013; $1,651,932 expires in 2014; $1,588,204 expires in 2015; $1,786,993 expires in 2016 and $2,280,519 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Agency Asset-Backed &
Mortgage-Backed Securities	$-	$17,229,418	$408,195	$17,637,613
Corporate Debt	-	29,057,886	157,470	29,215,356
Foreign Debt	-	1,465,766	210,048	1,675,814
Municipal Bonds	-	300,324	-	300,324
U.S. Treasury Obligations	1,229,614	-	-	1,229,614
Short-Term	-	3,621,015	-	3,621,015
Other	-	114,737	-	114,737
Securities Lending Collateral	1,281,864	585,700	2,198	1,869,762
Total	$2,511,478	$52,374,846	$777,911	$55,664,235

Foreign Currency Exchange Contracts	$-	$(31,495)	$-	$(31,495)
Financial Futures Contracts	$-	$(5,255)	$-	$(5,255)
Swap Contracts	$-	$(43,476)	$-	$(43,476)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Agency, Asset-Backed & Other	Corporate	Foreign	Securities
	Mortgage-Backed Securities	Debt	Debt	Lending Collateral	Total
Balance as of 10/31/09	$393,675	$-	$378,852	$ 5	$772,532
Purchases	-	81,129	68,860	-	149,989
Sales	(229)	-	(236,312)	-	(236,541)
Net realized gain	-	-	2,113	-	2,113
Transfers into of Level 3	-	375,466	-	-	375,466
Net change in unrealized
appreciation/depreciation	14,749	(299,125)	(3,465)	2,191	(285,649)
Balance as of 1/31/10	$408,195	$157,470	$210,048	$2,197	$777,910

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$ 14,749	$(299,125)	$(3,653)	$2,191	$(285,837)

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Portfolio may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Financial Futures Contracts – A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Portfolio may use futures in the normal course of pursuing its investment objectives. The Portfolio may invest in financial futures contracts to hedge its existing portfolio securities against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio deposits cash or pledges U.S government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Portfolio as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into financial futures contracts include potential imperfect correlation between the financial futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is minimal counterparty credit risk to the Portfolio because futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees against default.

Swap Contracts – The Portfolio may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Portfolio may use interest rate swaps to adjust the Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolio invests in, such as the corporate bond market. The Portfolio may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolio on favorable terms. The Portfolio may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Portfolios maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contracts remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended January 31, 2010, the Portfolio entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At January 31, 2010, the aggregate unrealized depreciation of credit default swaps was $42,690. The Portfolio had posted $0 as collateral, net of collateral received, for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay $100,000 less the value of the contracts’ related reference obligations.

As disclosed in the footnotes to the schedule of investments, at January 31, 2010, the notional value of the protection sold was $815,000, which reflects the maximum potential amount the Portfolio would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At January 31, 2010, the net unrealized depreciation of the protection sold was $786.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

Fair values of derivative instruments as of January 31, 2010 were as follows:

	Asset Derivatives		Liability Derivatives

	Statement of net assets		Statement of net assets
	Location	Fair Value	Location	Fair Value
Foreign exchange contracts	Receivables net of liabilities		Liabilities net of receivables
(Currency)	and other assets	$10,810	and other assets	$42,305

	Receivables net of liabilities		Liabilities net of receivables
Interest rate contracts (Futures)	and other assets	-	and other assets	5,255

	Receivables net of liabilities		Liabilities net of receivables
Credit contracts (Swaps)	and other assets	2,437	and other assets	45,913

Total		$13,247		$93,473

The effect of derivative instruments on the statement of operations for the period ended January 31, 2010 was as follows:

			Change in Unrealized
	Location of Gain or	Realized Gain or Loss	Appreciation or Depreciation on
	Loss on Derivatives	on Derivatives	Derivatives Recognized in
	Recognized in Income	Recognized in Income	Income
	Net realized loss on
	foreign currencies and
	net change in unrealized
	appreciation/depreciation
	of investments and
Foreign exchange contracts (Currency)	foreign currencies	$(42,058)	$61,991

	Net realized gain on
	futures contracts and net
	change in unrealized
	appreciation/deprecation
	of investments and
Interest rate contracts (Futures)	foreign currencies	9,158	6,370

	Net realized gain on
	swap contracts and net
	change in unrealized
	appreciation/deprecation
	of investments and
Credit contracts (Swaps)	foreign currencies	149,285	(121,380)

Total		$116,385	$(53,019)

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of the securities on loan was $1,881,677, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $1,869,762. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
The Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by &P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified in the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Emerging Markets Portfolio

January 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 92.54%Δ
Brazil – 8.22%
AES Tiete	198,594	$1,812,104
Cielo	1,210,737	9,634,512
Companhia de Concessoes Rodoviarias	449,700	9,595,190
CPFL Energia	412,647	7,942,087
Redecard	792,600	11,079,581
†Santos Brasil Participacoes	182,899	1,528,201
*Vale ADR	431,400	9,741,012
		51,332,687
Chile – 3.81%
Banco Santander ADR	94,500	5,842,935
Enersis ADR	684,100	15,706,936
#Inversiones Aguas Metropolitan 144A ADR	92,800	2,263,633
		23,813,504
China – 19.63%■
Beijing Enterprises Holdings	756,628	5,252,391
China BlueChemical	6,522,000	4,231,212
*China Construction Bank Class H	23,638,000	18,057,992
China Merchants Holdings International	3,204,000	10,645,982
China Mobile	1,495,000	14,045,122
China Power International Development	17,542,000	4,322,215
China Resources Power Holdings	1,090,000	2,099,204
China Shenhua Energy Series H	1,014,500	4,324,247
China Shipping Development	7,154,000	11,202,695
China Yurun Food Group	4,316,000	12,093,766
*CNOOC	4,172,000	5,849,643
COSCO Pacific	1,308,000	1,899,623
Hengan International Group	710,500	4,740,739
*Industrial & Commercial Bank of China Series H	23,282,281	16,956,593
Jiangsu Expressway	7,756,000	6,903,244
		122,624,668
Colombia – 1.67%
BanColombia ADR	241,700	10,417,270
		10,417,270
Czech Republic – 4.20%
CEZ	219,036	10,589,811
Komercni Banka	52,629	10,548,254
*Telefonica o2 Czech Republic	214,883	5,093,356
		26,231,421
Egypt – 1.03%
†MobiNil-Egyptian Mobile Services	108,819	4,522,410
*Orascom Telecom Holding GDR	352,217	1,947,760
		6,470,170
India – 1.33%
Axis Bank	152,873	3,383,280
Rural Electrification	622,212	3,211,277
Sun Pharmaceutical Industries	54,682	1,734,828
		8,329,385
Indonesia – 1.28%
Perusahaan Gas Negara	19,961,500	7,994,527
		7,994,527
Israel – 2.32%
Bezeq Israeli Telecommunication	5,665,070	14,471,676
		14,471,676
Kazakhstan – 1.08%
KazMunaiGas Exploration Production GDR	263,388	6,766,438
		6,766,438
Malaysia – 1.89%
†Maxis	4,693,700	7,395,009

†Tanjong	864,000	4,387,458
		11,782,467
Mexico – 3.64%
Banco Compartamos	1,390,600	6,697,844
*Grupo Aeroportuario del Pacifico ADR	243,100	7,635,771
Grupo Televisa ADR	224,600	4,388,684
Kimberly-Clark de Mexico Class A	897,800	4,008,526
		22,730,825
Philippines – 2.00%
*Philippine Long Distance Telephone ADR	223,500	12,509,295
		12,509,295
Poland – 2.07%
Bank Pekao	168,761	9,745,473
†Polska Grupa Energetyczna	397,976	3,215,803
		12,961,276
Republic of Korea – 4.80%
KB Financial Group	239,084	10,329,206
KT&G	337,781	19,665,643
		29,994,849
Russia – 3.58%
Gazprom ADR	278,600	6,856,346
LUKOIL ADR	225,664	12,388,954
Mobile TeleSystems ADR	65,000	3,105,700
		22,351,000
Singapore – 2.19%
Singapore Telecommunications	6,415,000	13,670,895
		13,670,895
South Africa – 5.58%
African Bank Investments	3,539,352	13,670,378
*Pretoria Portland Cement	1,233,262	5,406,677
Sasol	331,821	12,297,083
Telkom	298,474	1,290,377
Tiger Brands	94,482	2,186,638
		34,851,153
Taiwan – 14.05%
Asustek Computer	5,817,565	11,221,727
Chinatrust Financial Holding	10,699,306	5,820,996
=Chunghwa Telecom	1,094,545	1,989,459
*†Chunghwa Telecom ADR	544,048	10,326,035
Far EasTone Telecommunications	5,401,765	6,536,949
Lite-On Technology	9,338,330	11,832,205
MediaTek	874,965	14,108,137
President Chain Store	2,965,715	6,808,508
Taiwan Semiconductor Manufacturing	9,980,588	18,934,775
		87,578,791
Thailand – 2.14%
Kasikornbank Foreign	1,388,154	3,663,247
PTT PCL	1,443,300	9,695,915
		13,359,162
Turkey – 6.03%
Tofas Turk Otomobil Fabrikasi	1,521,071	5,722,341
Tupras Turkiye Petrol Rafine	575,158	11,840,509
Turkcell Iletisim Hizmet	2,741,310	20,118,531
		37,681,381
Total Common Stock (cost $547,790,135)		577,922,840

Preferred Stock – 4.56%
Brazil – 2.13%
AES Tiete	228,400	2,299,752
Investimentos Itau	1,845,463	10,994,456
		13,294,208
Republic of Korea – 2.43%
Hyundai Motor	260,710	9,032,701
Samsung Electronics	13,957	6,154,441
		15,187,142
Total Preferred Stock (cost $27,621,141)		28,481,350

Right – 1.25%
@Orascom Telecom GDR	352,217	7,800,902
Total Right (cost $0)		7,800,902

	Principal
	Amount (U.S. $)
≠Discount Note – 1.81%
Federal Home Loan Bank 0.03% 2/1/10	$11,304,046	11,304,046
Total Discount Note (cost $11,304,046)		11,304,046

Total Value of Securities Before Securities Lending Collateral – 100.16%
(cost $586,715,322)		625,509,138

	Number of
	Shares
Securities Lending Collateral** – 4.39%
Investment Companies
Mellon GSL DBT II Collateral Fund	20,598,845	20,598,845
BNY Mellon SL DBT II Liquidating Fund	7,124,640	6,811,285
†@Mellon GSL Reinvestment Trust II	575,855	24,474
Total Securities Lending Collateral (cost $28,299,340)		27,434,604

Total Value of Securities – 104.55%
(cost $615,014,662)		652,943,742 ©
Obligation to Return Securities Lending Collateral**– (4.53%)		(28,299,340)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.02%)		(108,484)
Net Assets Applicable to 65,078,212 Shares Outstanding – 100.00%		$624,535,918

ΔSecurities have been classified by country of origin.
*Fully or partially on loan.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2010, the aggregate amount of Rule 144A securities was $2,263,633, which represented 0.36% of the Portfolio’s net assets. See Note 5 in "Notes."
■Securities listed and traded on the Hong Kong Stock Exchange. These securities have significant business operations in China.
†Non income producing security.
=Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At January 31, 2010, the aggregate amount of fair valued securities was $2,188,406, which represented 0.35% of the Portfolio’s' net assets. See Note 1 in "Notes."
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $7,825,376 which represented 1.25% of the Portfolio’s net assets. See Note 5 in “Notes."
≠The rate shown is the effective yield at the time of purchase.
** See Note 4 in “Notes.”
©Includes $26,652,263 of securities loaned.

ADR – American Depositary Receipt
GDR – Global Depositary Receipt

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust -The Emerging Markets Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Portfolio's understanding of the applicable country’s tax rules and rates. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$619,665,391
Aggregate unrealized appreciation	89,405,495
Aggregate unrealized depreciation	(55,928,197)
Net unrealized appreciation	$33,477,298

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $47,656,081 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$573,669,748	$2,263,633	$2,188,406	$578,121,787
Short-Term	-	11,304,046	-	11,304,046
Securities Lending Collateral	20,598,845	6,811,285	24,474	27,434,604
Other	28,481,350	7,800,902	-	36,282,252
Total	$622,749,943	$28,179,866	$2,212,880	$653,142,689

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Securities
	Common	Lending
	Stock	Collateral	Total
Balance as of 10/31/09	$-	$58	$58
Transfers into Level 3	2,114,903	-	2,114,903
Net change in unrealized
appreciation/depreciation	73,503	24,416	97,919
Balance as of 1/31/10	$2,188,406	$24,474	$2,212,880

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$73,503	$24,416	$97,919

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts
The Portfolio may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty. There were no foreign currency contracts outstanding at January 31, 2010.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Fund’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of the securities on loan was $26,652,263, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $27,434,604. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Portfolio may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Focus Smid-Cap Growth Equity Portfolio

January 31, 2010

	Number of
	Shares	Value
Common Stock – 96.44%
Consumer Discretionary – 24.95%
†DineEquity	2,850	$64,809
Fastenal	2,750	114,070
Gentex	4,100	78,597
†Interval Leisure Group	5,800	73,776
†NetFlix	2,700	168,075
†priceline.com	700	136,745
Strayer Education	650	135,057
Weight Watchers International	5,100	147,186
		918,315
Consumer Staples – 6.62%
†Peet's Coffee & Tea	4,750	155,325
†Whole Foods Market	3,250	88,465
		243,790
Energy – 5.08%
Core Laboratories	1,600	187,120
		187,120
Financial Services – 13.96%
†Affiliated Managers Group	2,100	127,197
Heartland Payment Systems	10,600	151,262
†IntercontinentalExchange	1,250	119,350
optionsXpress Holdings	8,100	116,235
		514,044
Health Care – 9.58%
†Abiomed	6,800	53,856
†athenahealth	1,250	49,175
Perrigo	2,900	128,412
Techne	1,850	121,397
		352,840
Producer Durables – 9.21%
C.H. Robinson worldwide	2,200	124,586
Expeditors International of Washington	3,550	121,055
Graco	3,500	93,415
		339,056
Technology – 22.77%
Blackbaud	4,500	100,350
†SBA Communications Class A	4,750	157,178
†Tandberg	6,800	190,984
†Teradata	4,150	116,076
†VeriFone Holdings	7,000	124,530
†VeriSign	6,500	148,915
		838,033
Utilities – 4.27%
†j2 Global Communications	7,650	157,131
		157,131
Total Common Stock (cost $2,987,594)		3,550,329

	Principal
	Amount
≠Discount Note – 3.56%
Federal Home Loan Bank 0.03% 2/1/10	$131,001	131,001
Total Discount Note (cost $131,001)		131,001

Total Value of Securities – 100.00%
(cost $3,118,595)		3,681,330
Liabilities Net of Receivables and Other Assets (See Notes) – 0.00%		(107)
Net Assets Applicable to 397,320 Shares Outstanding – 100.00%		$3,681,223

†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust – The Focus Smid-Cap Growth Equity Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$3,380,456
Aggregate unrealized appreciation	$626,070
Aggregate unrealized depreciation	(325,196)
Net unrealized appreciation	$300,874

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $1,841,719 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $636,923 expires in 2016 and $1,204,796 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Total
Common Stock	$3,550,329	$-	$3,550,329
Short-Term	-	131,001	131,001
Total	$3,550,329	$131,001	$3,681,330

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

4. Credit and Market Risk
The Portfolio invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Portfolio's Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Global Fixed Income Portfolio

January 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Bonds – 97.77%
Australia – 7.77%
Australian Government
5.25% 3/15/19	AUD	5,900,000	$5,170,805
6.00% 2/15/17	AUD	4,600,000	4,241,982
Queensland Treasury 6.00% 8/14/13	AUD	1,000,000	907,413
			10,320,200
Denmark – 1.67%
Kingdom of Denmark 2.75% 11/15/11	USD	2,150,000	2,221,883
			2,221,883
France – 4.26%
Agence Francaise de Developement 1.80% 6/19/15	JPY	440,000,000	5,035,538
French Government 5.00% 10/25/16	EUR	400,000	625,281
			5,660,819
Germany – 6.78%
KFW 5.25% 7/4/12	EUR	1,850,000	2,774,580
Rentenbank
1.375% 4/25/13	JPY	429,000,000	4,861,383
5.00% 2/15/13	USD	1,260,000	1,371,843
			9,007,806
Greece – 2.53%
Hellenic Government 5.25% 5/18/12	EUR	2,499,000	3,362,788
			3,362,788
Ireland – 3.41%
Republic of Ireland
4.50% 10/18/18	EUR	1,829,000	2,531,656
5.00% 4/18/13	EUR	1,364,000	2,003,252
			4,534,908
Italy – 10.03%
Italy Buoni Poliennali Del Tesoro
4.00% 2/1/37	EUR	4,900,000	6,035,499
4.75% 2/1/13	EUR	2,700,000	3,999,871
Republic of Italy 3.70% 11/14/16	JPY	270,000,000	3,293,474
			13,328,844
Japan – 9.18%
Development Bank of Japan 2.30% 3/19/26	JPY	180,000,000	2,060,940
Japan Finance Organization for Municipal Enterprises
1.55% 2/21/12	JPY	95,000,000	1,078,402
2.00% 5/9/16	JPY	360,000,000	4,249,962
Japan Government
10 Year Bond 1.20% 6/20/11	JPY	300,000,000	3,372,371
30 Year Bond 2.30% 6/20/35	JPY	128,000,000	1,432,175
			12,193,850
Mexico – 4.73%
Mexican Bonos
7.75% 12/14/17	MXN	17,700,000	1,357,947
9.50% 12/18/14	MXN	15,500,000	1,303,635
10.00% 12/5/24	MXN	41,000,000	3,627,623
			6,289,205
Netherlands – 4.69%
Deutsche Telekom International Finance 8.75% 6/15/30	USD	758,000	978,398
E.ON International Finance 5.80% 4/30/18	USD	1,350,000	1,457,004
ING Bank
3.90% 3/19/14	USD	1,360,000	1,424,229
•6.125% 5/29/23	EUR	896,000	1,338,831
Telefonica Europe 8.25% 9/15/30	USD	818,000	1,030,242
			6,228,704
Norway – 4.10%
Eksportfinans 1.80% 6/21/10	JPY	490,000,000	5,448,365
			5,448,365

Poland – 3.91%
Poland Government
5.25% 10/25/17	PLN	14,900,000	4,904,764
5.75% 9/23/22	PLN	860,000	284,940
			5,189,704
Qatar – 1.75%
#Qatar Government International Bond 144A 5.25% 1/20/20	USD	2,300,000	2,320,125
			2,320,125
Spain – 1.53%
Instituto de Credito Oficial 5.375% 7/2/12	USD	1,290,000	1,395,019
Telefonica Emisiones 5.877% 7/15/19	USD	600,000	645,592
			2,040,611
Supranational – 8.78%
Asian Development Bank 2.35% 6/21/27	JPY	270,000,000	3,126,158
European Investment Bank
1.25% 9/20/12	JPY	110,000,000	1,249,407
1.40% 6/20/17	JPY	360,000,000	4,098,348
1.90% 1/26/26	JPY	220,000,000	2,381,784
Nordic Investment Bank 1.70% 4/27/17	JPY	70,000,000	814,407
			11,670,104
Sweden – 4.71%
Sweden Government Bond
3.00% 7/12/16	SEK	18,000,000	2,460,580
4.25% 3/12/19	SEK	18,500,000	2,712,536
6.75% 5/5/14	SEK	6,800,000	1,085,822
			6,258,938
United Kingdom – 6.58%
HSBC Holdings 6.25% 3/19/18	EUR	900,000	1,439,128
•Lloyds TSB Bank 5.625% 3/5/18	EUR	1,237,000	1,695,267
#Royal Bank of Scotland 144A 4.875% 8/25/14	USD	2,150,000	2,208,445
Standard Chartered Bank 5.875% 9/26/17	EUR	850,000	1,287,397
•Standard Life 6.375% 7/12/22	EUR	540,000	758,069
Tesco 5.50% 11/15/17	USD	1,262,000	1,349,141
			8,737,447
United States – 11.36%
Bank of America
5.65% 5/1/18	USD	2,000,000	2,022,098
7.625% 6/1/19	USD	425,000	487,088
U.S. Treasury Bonds
4.50% 5/15/38	USD	594,000	595,671
7.50% 11/15/24	USD	896,000	1,225,840
U.S. Treasury Note
2.375% 3/31/16	USD	4,300,000	4,190,824
3.625% 6/15/10	USD	600,000	607,852
3.75% 11/15/18	USD	3,800,000	3,879,564
4.00% 8/15/18	USD	1,400,000	1,459,720
•Zurich Finance 4.50% 6/15/25	EUR	450,000	623,073
			15,091,730
Total Bonds (cost $123,517,910)			129,906,031
≠Discount Note – 0.40%
Federal Home Loan Bank 0.03% 2/1/10	USD	538,002	538,002
Total Discount Note (cost $538,002)			538,002

Total Value of Securities – 98.17%
(cost $124,055,912)			130,444,033
Receivables and Other Assets Net of Liabilities (See Notes) – 1.83%			2,424,289
Net Assets Applicable to 12,538,741 Shares Outstanding – 100.00%			$132,868,322

°Principal amount is stated in the currency in which each security is denominated.
AUD – Australian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
PLN – Polish Zloty
MXN – Mexican Peso
SEK – Swedish Krona
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of January 31, 2010.
≠The rate shown is the effective yield at the time of purchase.
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2010, the aggregate amount of Rule 144A securities was $4,528,570, which represented 3.41% of the Portfolio’s net assets. See Note 5 in “Notes.”

1The following foreign currency exchange contracts and forward foreign cross currency exchange contracts were outstanding at January 31, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Deliver		In Exchange For		Settlement Date	(Depreciation)
AUD	(402,976)	USD	360,462	2/2/10	$ 4,229
EUR	(482,819)	USD	674,112	2/1/10	4,688
EUR	(12,474,200)	GBP	10,909,000	4/30/10	133,639
JPY	(74,687,414)	USD	827,378	2/2/10	(101)
					$142,455

The use of foreign currency exchange contracts and forward foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Pooled® Trust – The Global Fixed Income Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Foreign currency exchange contracts and forward foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$124,151,762
Aggregate unrealized appreciation	$8,329,517
Aggregate unrealized depreciation	(2,037,246)
Net unrealized appreciation	$6,292,271

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $978,025 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $978,025 expires in 2016.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio's investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Total
Corporate Debt	$-	$3,132,259	$3,132,259
Foreign Debt	-	114,925,301	114,814,301
U.S. Treasury Obligations	11,959,471	-	11,959,471
Short-Term	-	538,002	538,002
Total	$11,959,471	$118,484,562	$130,444,033

Foreign Currency Exchange Contracts	$-	$142,455	$142,455

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Foreign Currency Exchange Contracts
The Portfolio may enter into foreign currency exchange contracts and cross foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and cross foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with the bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

5. Credit and Market Risk
Some countries in which the Portfolio may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Portfolio invests in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse affect on the Portfolio’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Portfolio may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.

The Portfolio may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio's 10% limit on investments in illiquid securities. As of January 31, 2010, no securities have been determined be illiquid under the Portfolio's Liquidity Procedures. Rule 144A securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors L.P. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Global Real Estate Securities Portfolio

January 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 96.01%Δ
Australia – 10.56%
CFS Retail Property Trust	188,106	$308,868
Dexus Property Group	542,907	394,783
Goodman Group	1,134,840	576,749
@=GPT Group-In Specie	1,337,300	0
ING Office Fund	666,151	356,440
Macquarie Office Trust	945,532	245,361
Mirvac Group	433,309	551,508
Stockland	280,348	916,989
Westfield Group	183,758	2,039,651
		5,390,349
Austria – 0.76%
*†Conwert Immobilien Invest	33,371	385,462
		385,462
Canada – 3.23%
Boardwalk Real Estate Investment Trust	6,465	226,100
Brookfield Properties	38,240	457,733
Canadian Real Estate Investment Trust	10,293	269,501
*RioCan Real Estate Investment Trust	39,028	696,693
		1,650,027
China – 0.28%
Renhe Commercial Holdings	664,000	141,104
		141,104
Finland – 0.67%
Sponda	90,433	344,317
		344,317
France – 6.13%
Klepierre	18,742	698,190
*Unibail-Rodamco	11,208	2,428,574
		3,126,764
Germany – 0.73%
Alstria Office	34,121	373,739
		373,739
Hong Kong – 11.47%
*China Overseas Land & Investment	175,164	311,090
China Resources Land	146,669	263,530
Great Eagle Holdings	254,000	618,490
Hang Lung Properties	46,242	156,949
Henderson Land Development	138,655	872,611
Kerry Properties	110,000	486,563
Kowloon Development	93,000	99,406
*Shun Tak Holdings	622,830	359,761
Sino Land	220,000	361,926
Sun Hung Kai Properties	181,735	2,325,968
		5,856,294
Italy – 0.66%
Beni Stabili	404,879	336,363
		336,363
Japan – 13.55%
Japan Real Estate Investment	83	690,866
Mitsubishi Estate	121,512	1,967,307
Mitsui Fudosan	99,446	1,672,595
Nippon Accommodations Fund	73	393,333
Nippon Building Fund	48	422,618
*Sumitomo Realty & Development	69,000	1,222,742
United Urban Investment	104	545,633
		6,915,094
Luxembourg – 0.70%
@Prologis European Properties	4,190	43,600
Prologis European Properties	48,439	311,268
		354,868
Netherlands – 1.55%
*†Corio	12,909	792,361
		792,361
Singapore – 4.09%
†CapitaLand	369,145	1,003,558
Capitaretail China Trust	393,000	333,290

Parkway Life Real Estate Investment Trust	459,812	422,754
*Suntec Real Estate Investment Trust	354,712	326,511
		2,086,113
Sweden – 0.97%
†Hufvudstaden Class A	67,349	494,237
		494,237
Switzerland – 1.43%
*PSP Swiss Property	9,968	571,987
*†Swiss Prime Site	2,775	156,209
		728,196
United Kingdom – 5.27%
†Big Yellow Group	36,586	182,909
British Land	52,990	367,660
Great Portland Estates	91,989	411,162
Hammerson	131,082	787,275
Land Securities Group	67,608	686,686
Shaftesbury	42,363	256,550
		2,692,242
United States – 33.96%
*Alexandria Real Estate Equities	6,962	415,840
AMB Property	8,198	196,752
Apartment Investment & Management	21,849	335,601
*AvalonBay Communities	5,960	456,596
BioMed Realty Trust	9,204	134,102
*Boston Properties	11,815	766,439
Brandywine Realty Trust	27,325	306,860
BRE Properties	2,762	88,577
*Camden Property Trust	14,052	544,796
*CBL & Associates Properties	18,191	181,910
†Cedar Shopping Centers	16,969	118,444
*†Chesapeake Lodging Trust	7,750	146,863
*Cousins Properties	17,242	132,074
DCT Industrial Trust	21,134	104,613
†DiamondRock Hospitality	11,803	96,076
*Digital Realty Trust	13,319	639,312
Duke Realty	33,429	378,416
*Entertainment Properties Trust	16,263	567,741
Equity Lifestyle Properties	5,732	276,970
Equity Residential	23,034	738,240
*Extra Space Storage	16,293	184,926
*Federal Realty Investment Trust	5,617	361,622
Government Properties Income Trust	13,477	312,801
*HCP	24,637	698,459
*Health Care REIT	8,588	369,284
†Host Hotels & Resorts	37,628	398,857
HRPT Properties Trust	13,100	87,377
*Kilroy Realty	11,214	323,972
*Kimco Realty	17,960	226,655
*Macerich	13,536	417,586
Mack-Cali Realty	6,903	225,176
*National Retail Properties	13,885	280,477
Nationwide Health Properties	11,961	394,235
ProLogis	39,777	501,190
PS Business Parks	1,677	80,295
Public Storage	13,120	1,038,842
Ramco-Gershenson Properties Trust	29,013	276,204
*Simon Property Group	31,119	2,240,568
SL Green Realty	12,476	567,533
UDR	22,968	357,382
*Ventas	9,196	388,071
*Vornado Realty Trust	15,052	973,563
		17,331,297
Total Common Stock (cost $46,013,496)		48,998,827

Preferred Stock – 0.37%
Public Storage	8,300	189,406
Total Preferred Stock (cost $187,182)		189,406

	Principal
	Amount (U.S. $)
≠Discount Note– 4.55%
Federal Home Loan Bank 0.03% 2/1/10	$2,322,009	2,322,009
Total Discount Note (cost $2,322,009)		2,322,009

Total Value of Securities Before Securities Lending Collateral – 100.93%
(cost $48,522,687)		51,510,242

	Number of
	Shares
Securities Lending Collateral** – 21.93%
Investment Companies
Mellon GSL DBT II Collateral Fund	9,040,496	9,040,496
BNY Mellon SL DBT II Liquidating Fund	2,170,632	2,137,627
@†Mellon GSL Reinvestment Trust II	415,589	17,663
Total Securities Lending Collateral (cost $11,626,717)		11,195,786

Total Value of Securities – 122.86%
(cost $60,149,404)		62,706,028 ©
Obligation to Return Securities Lending Collateral** – (22.78%)		(11,626,717)
Liabilities Net of Receivables and Other Assets – (See Notes) (0.08%)		(42,598)
Net Assets Applicable to 10,911,960 Shares Outstanding – 100.00%		$51,036,713

ΔSecurities have been classified by country of origin.
*Fully or partially on loan.
**See Note 4 in “Notes.”
†Non income producing security.
©Includes $11,224,664 of securities loaned.
≠The rate shown is the effective yield at time of purchase.
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $61,263, which represented 0.12% of the Fund's net assets. See Note 5 in "Notes."
=Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At January 31, 2010, the aggregate amount of fair valued securities was $0, which represented 0% of the Portfolio’s' net assets. See Note 1 in "Notes."

Summary of abbreviations:
GBP – British Pound Sterling
HKD - Hong Kong Dollar
REIT – Real Estate Investment Trust
SGD - Singapore Dollar
USD - United States Dollar

1The following foreign currency exchange contracts were outstanding at January 31, 2010:

Foreign Currency Exchange Contracts
					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
GBP	163,315	USD	(265,207)	2/1/10	$(4,179)
HKD	1,608,280	USD	(207,079)	2/1/10	72
SGD	(650,488)	USD	462,520	2/1/10	(39)
					$(4,146)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Pooled® Trust -The Global Real Estate Securities Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and asked prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Portfolio on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio isolates that portion of realized gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other - Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Taxable non-cash dividends are recorded as dividend income. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distribution by the issuer. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$70,931,911
Aggregate unrealized appreciation	1,859,942
Aggregate unrealized depreciation	(10,085,825)
Net unrealized depreciation	$(8,225,883)

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $105,820,265 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,245,667 expires in 2015, $53,802,495 expires in 2016, and $50,772,103 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio's investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$48,955,227	$43,600	$-	$48,998,827
Short-Term	-	2,322,009	-	2,322,009
Securities Lending Collateral	9,040,496	2,137,627	17,663	11,195,786
Other	-	189,406	-	189,406
Total	$57,995,723	$4,692,642	$17,663	$62,706,028

Derivatives	$-	$(4,146)	$-	$(4,146)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/09	$42
Net change in unrealized
appreciation/depreciation from
investments	17,621
Balance as of 1/31/10	$17,663

Net change in unrealized
appreciation/depreciation
from investments
still held as of 1/31/10	$17,621

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts
The Portfolio may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of the securities on loan was $11,224,664, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $11,195,786. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Portfolio may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

The Portfolio invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Portfolio concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a fund that invests in a broader range of industries.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, DDLP and DSC, would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The High-Yield Bond Portfolio

January 31, 2010

	Principal	Value
	Amount (U.S. $)	(U.S. $)
Convertible Bonds – 1.43%
Advanced Micro Devices 6.00% exercise price $28.08, expiration date 5/1/15	$60,000	$55,200
Beazer Homes USA 4.625% exercise price $49.64, expiration date 6/15/24	45,000	43,650
Century Aluminum 1.75% exercise price $30.54, expiration date 8/1/24	20,000	17,800
#Corporate Office Properties 144A 3.50% exercise price $53.12, expiration date 9/15/26	25,000	24,281
ΦHologic 2.00% exercise price $38.59, expiration date 12/15/37	70,000	59,150
Leap Wireless International 4.50% exercise price $93.21, expiration date 7/15/24	80,000	67,300
Level 3 Communications 5.25% exercise price $3.98, expiration date 12/15/11	35,000	33,644
†Mirant (Escrow) 2.50% exercise price $67.95, expiration date 6/15/21	20,000	0
Total Convertible Bonds (cost $269,069)		301,025

Corporate Bonds – 93.75%
Basic Industry – 8.33%
#Algoma Acquisition 144A 9.875% 6/15/15	111,000	101,010
#Appleton Papers 144A 10.50% 6/15/15	90,000	88,232
California Steel Industries 6.125% 3/15/14	13,000	12,415
Century Aluminum 8.00% 5/15/14	85,950	85,735
#FMG Finance 144A 10.625% 9/1/16	142,000	161,524
Freeport-McMoRan Copper & Gold 8.375% 4/1/17	83,000	90,385
*Hexion US Finance 9.75% 11/15/14	154,000	149,764
#Innophos Holdings 144A 9.50% 4/15/12	64,000	65,600
#MacDermid 144A 9.50% 4/15/17	119,000	120,785
#*Momentive Performance Materials 144A 12.50% 6/15/14	44,000	49,500
NewPage
11.375% 12/31/14	40,000	38,900
*#144A 11.375% 12/31/14	125,000	121,563
•Noranda Aluminium Acquisition PIK 5.274% 5/15/15	93,554	73,206
#@Norske Skogindustrier 144A 7.125% 10/15/33	100,000	54,000
Novelis
7.25% 2/15/15	56,000	53,340
#144A 11.50% 2/15/15	44,000	47,850
@=Port Townsend 7.32% 8/27/12	11,725	8,501
Ryerson
•7.656% 11/1/14	60,000	56,250
12.00% 11/1/15	96,000	100,080
#Severstal 144A 9.75% 7/29/13	100,000	105,250
*Steel Dynamics 7.75% 4/15/16	79,000	81,173
Teck Resources
10.25% 5/15/16	28,000	32,130
#144A 10.75% 5/15/19	44,000	52,030
		1,749,223
Brokerage – 1.19%
#Cemex Finance 144A 9.50% 12/14/16	100,000	102,250
E Trade Financial PIK 12.50% 11/30/17	79,000	91,640
LaBranche 11.00% 5/15/12	54,000	55,620
		249,510
Capital Goods – 7.01%
#BWAY 144A 10.00% 4/15/14	83,000	87,980
•#C8 Capital 144A 6.64% 12/31/49	100,000	70,993
Casella Waste Systems
9.75% 2/1/13	87,000	87,218
#144A 11.00% 7/15/14	8,000	8,720
*Graham Packaging 9.875% 10/15/14	131,000	135,421
#Graphic Packaging International 144A 9.50% 6/15/17	78,000	83,655
Intertape Polymer 8.50% 8/1/14	60,000	51,450
#Plastipak Holdings 144A
8.50% 12/15/15	44,000	45,100
10.625% 8/15/19	48,000	53,040
#Ply Gem Industries 144A 13.125% 7/15/14	105,000	105,525
Pregis 12.375% 10/15/13	145,000	145,362
*RBS Global/Rexnord 11.75% 8/1/16	127,000	130,493
Smurfit Kappa Funding 7.75% 4/1/15	99,000	97,020
Solo Cup 8.50% 2/15/14	87,000	84,390
ΦThermadyne Holdings 11.50% 2/1/14	99,000	97,020
#Trimas 144A 9.75% 12/15/17	90,000	90,225
USG
6.30% 11/15/16	87,000	77,430
#144A 9.75% 8/1/14	20,000	21,300
		1,472,342

Consumer Cyclical – 11.84%
*#Allison Transmission 144A 11.00% 11/1/15	119,000	126,140
American Axle & Manufacturing
7.875% 3/1/17	115,000	100,338
#144A 9.25% 1/15/17	36,000	37,440
*ArvinMeritor 8.125% 9/15/15	111,000	104,895
#Associated Materials 144A 9.875% 11/15/16	12,000	12,780
Beazer Homes USA
8.125% 6/15/16	50,000	42,250
8.375% 4/15/12	65,000	63,700
Burlington Coat Factory Investment Holdings 14.50% 10/15/14	147,000	147,735
*Burlington Coat Factory Warehouse 11.125% 4/15/14	48,000	49,560
Duane Reade 11.75% 8/1/15	44,000	47,410
Ford Motor 7.45% 7/16/31	170,000	152,150
Ford Motor Credit 12.00% 5/15/15	185,000	212,659
‡General Motors 7.20% 1/15/11	185,000	51,338
Interface
9.50% 2/1/14	12,000	12,180
#144A 11.375% 11/1/13	32,000	36,320
K Hovnanian Enterprises
6.25% 1/15/15	24,000	18,120
7.50% 5/15/16	48,000	36,240
#144A 10.625% 10/15/16	48,000	51,360
#*Landry's Restaurants 144A 11.625% 12/1/15	143,000	153,725
M/I Homes 6.875% 4/1/12	48,000	46,800
Macy's Retail Holdings
6.375% 3/15/37	71,000	62,835
6.70% 7/15/34	12,000	10,740
7.875% 8/15/36	32,000	28,640
Meritage Homes
6.25% 3/15/15	16,000	15,080
7.00% 5/1/14	68,000	65,705
Mobile Mini 6.875% 5/1/15	64,000	61,120
Navistar International 8.25% 11/1/21	95,000	96,425
#Norcraft Finance 144A 10.50% 12/15/15	71,000	74,195
Norcraft Holdings 9.75% 9/1/12	45,000	43,875
*OSI Restaurant Partners 10.00% 6/15/15	52,000	49,530
Quiksilver 6.875% 4/15/15	153,000	133,875
Rite Aid 9.375% 12/15/15	115,000	96,600
*Sally Holdings 10.50% 11/15/16	103,000	110,725
#Standard Pacific Escrow 144A 10.75% 9/15/16	52,000	54,990
*Tenneco 8.625% 11/15/14	48,000	47,520
#Toys R Us 144A 10.75% 7/15/17	28,000	31,150
		2,486,145
Consumer Non-Cyclical – 8.67%
Accellent 10.50% 12/1/13	71,000	71,533
#Alliance One International 144A 10.00% 7/15/16	87,000	92,655
Bausch & Lomb 9.875% 11/1/15	83,000	87,565
Cornell 10.75% 7/1/12	32,000	32,800
#Cott Beverages 144A 8.375% 11/15/17	60,000	61,800
DJO Finance
10.875% 11/15/14	91,000	96,915
#144A 10.875% 11/15/14	10,000	10,650
#Dole Food 144A 13.875% 3/15/14	39,000	46,800
Inverness Medical Innovations 9.00% 5/15/16	68,000	69,700
#JBS USA Finance 144A 11.625% 5/1/14	71,000	80,230
#JohnsonDiversey Holdings 144A 10.50% 5/15/20	203,000	213,657
LVB Acquisition 11.625% 10/15/17	87,000	96,135
#Novasep Holding 144A 9.75% 12/15/16	120,000	113,400
PHH 7.125% 3/1/13	95,000	86,925
#Quintiles Transnational PIK 144A 9.50% 12/30/14	48,000	48,840
#ServiceMaster PIK 144A 10.75% 7/15/15	95,000	100,225
Smithfield Foods
7.75% 5/15/13	103,000	99,653
7.75% 7/1/17	24,000	22,440
#144A 10.00% 7/15/14	24,000	26,250
#Tops Markets 144A 10.125% 10/15/15	95,000	98,563
Universal Hospital Services PIK 8.50% 6/1/15	48,000	47,160
#Viskase 144A 9.875% 1/15/18	115,000	115,574
*Yankee Acquisition 9.75% 2/15/17	99,000	99,495
		1,818,965
Energy – 10.58%
#Antero Resources Finance 144A 9.375% 12/1/17	75,000	78,750
#Aquilex Holdings 144A 11.125% 12/15/16	71,000	74,195
Chesapeake Energy 6.625% 1/15/16	32,000	31,280
Complete Production Service 8.00% 12/15/16	60,000	59,700
Copano Energy 7.75% 6/1/18	60,000	60,075

Denbury Resources 9.75% 3/1/16	48,000	50,820
#Drummond 144A 9.00% 10/15/14	95,000	99,750
Dynergy Holdings 7.75% 6/1/19	107,000	86,135
•Enterprise Products Operating 8.375% 8/1/66	55,000	54,724
#Gibson Energy/Midstream Finance 144A 10.00% 1/15/18	60,000	59,550
#Headwaters 144A 11.375% 11/1/14	95,000	100,225
#Helix Energy Solutions Group 144A 9.50% 1/15/16	120,000	123,599
#Hercules Offshore 144A 10.50% 10/15/17	90,000	93,150
#Hilcorp Energy I 144A
7.75% 11/1/15	87,000	87,870
9.00% 6/1/16	5,000	5,213
#Holly 144A 9.875% 6/15/17	79,000	84,135
International Coal Group 10.25% 7/15/14	107,000	107,802
Key Energy Services 8.375% 12/1/14	95,000	95,475
Mariner Energy 8.00% 5/15/17	119,000	116,917
MarkWest Energy Partners 8.75% 4/15/18	71,000	74,195
#Murray Energy 144A 10.25% 10/15/15	75,000	76,688
OPTI Canada
7.875% 12/15/14	111,000	96,848
8.25% 12/15/14	65,000	57,525
PetroHawk Energy 7.875% 6/1/15	20,000	20,600
Petroleum Development 12.00% 2/15/18	71,000	74,905
Quicksilver Resources 7.125% 4/1/16	150,000	143,062
#SandRidge Energy 144A
8.75% 1/15/20	60,000	62,100
9.875% 5/15/16	79,000	84,333
Stone Energy 8.625% 2/1/17	60,000	60,000
		2,219,621
Finance & Investments – 7.16%
•American International Group 8.175% 5/15/58	90,000	61,200
•BAC Capital Trust XIV 5.63% 12/31/49	143,000	102,603
•#C5 Capital 144A 6.196% 12/31/49	100,000	70,311
Capital One Capital V 10.25% 8/15/39	133,000	152,650
•Citigroup Capital XXI 8.30% 12/21/57	60,000	56,100
City National Capital Trust I 9.625% 2/1/40	99,000	106,318
•Genworth Financial 6.15% 11/15/66	70,000	49,875
•#HBOS Capital Funding 144A 6.071% 6/29/49	100,000	75,000
International Lease Finance
5.25% 1/10/13	60,000	50,502
5.35% 3/1/12	8,000	7,024
5.55% 9/5/12	28,000	24,021
5.625% 9/20/13	68,000	55,997
6.375% 3/25/13	24,000	20,199
6.625% 11/15/13	100,000	83,722
Nuveen Investments 10.50% 11/15/15	130,000	120,900
@Popular North America Capital Trust I 6.564% 9/15/34	24,000	15,884
•#Rabobank Nederland 144A 11.00% 12/29/49	150,000	192,169
•USB Capital IX 6.189% 4/15/49	68,000	57,120
•∏@XL Capital 6.50% 12/31/49	65,000	50,050
Zions Bancorporation
5.50% 11/16/15	36,000	29,483
5.65% 5/15/14	8,000	6,576
6.00% 9/15/15	87,000	71,856
7.75% 9/23/14	44,000	42,280
		1,501,840
Media – 6.10%
Affinion Group 11.50% 10/15/15	44,000	45,760
#Cablevision Systems 144A 8.625% 9/15/17	52,000	54,080
CCH II 13.50% 11/30/16	83,000	100,223
#Cengage Learning Acquisitions 144A 10.50% 1/15/15	56,000	54,460
#Charter Communications Operating 144A 10.875% 9/15/14	42,000	47,250
Clear Channel Communications 10.75% 8/1/16	145,000	109,475
#Columbus International 144A 11.50% 11/20/14	110,000	118,250
DISH DBS
7.875% 9/1/19	31,000	32,163
#144A 7.875% 9/1/19	60,000	62,250
#MDC Partners 144A 11.00% 11/1/16	48,000	50,880
#Mediacom Capital 144A 9.125% 8/15/19	48,000	48,240
Nielsen Finance
10.00% 8/1/14	56,000	58,520
11.50% 5/1/16	16,000	18,000
11.625% 2/1/14	28,000	31,500
Ω*12.50% 8/1/16	44,000	40,480
#Sinclair Television Group 144A 9.25% 11/1/17	52,000	53,820
#Umbrella Acquisition PIK 144A 9.75% 3/15/15	60,000	53,100
#*Univision Communications 144A 12.00% 7/1/14	68,000	73,780
#XM Satellite Radio 144A 13.00% 8/1/13	207,000	228,217
		1,280,448

Real Estate – 0.45%
#*Felcor Lodging 144A 10.00% 10/1/14	95,000	94,525
		94,525
Services Cyclical – 7.47%
AMH Holdings 11.25% 3/1/14	60,000	60,300
Cardtronics 9.25% 8/15/13	40,000	41,200
Delta Air Lines 7.92% 11/18/10	40,000	40,400
#Equinox Holdings 144A 9.50% 2/1/16	105,000	103,950
#Galaxy Entertainment Finance 144A 9.875% 12/15/12	140,000	144,200
Gaylord Entertainment 6.75% 11/15/14	40,000	37,600
#General Maritime 144A 12.00% 11/15/17	71,000	75,615
#Harrah's Operating 144A 10.00% 12/15/18	191,000	152,800
#Kansas City Southern de Mexico 144A 8.00% 2/1/18	65,000	64,350
Kansas City Southern Railway 13.00% 12/15/13	32,000	37,600
MGM MIRAGE
7.50% 6/1/16	75,000	63,000
13.00% 11/15/13	16,000	18,600
#144A 11.125% 11/15/17	36,000	40,680
#*144A 11.375% 3/1/18	199,000	189,050
Mohegan Tribal Gaming Authority
6.875% 2/15/15	28,000	20,650
7.125% 8/15/14	80,000	62,200
#National Money Mart 144A 10.375% 12/15/16	99,000	104,940
#NCL 144A 11.75% 11/15/16	48,000	51,120
Pinnacle Entertainment 7.50% 6/15/15	109,000	101,370
#Shingle Springs Tribal Gaming Authority 144A 9.375% 6/15/15	75,000	59,625
#United Air Lines 144A
9.875% 8/1/13	25,000	25,375
12.00% 11/1/13	75,000	72,938
		1,567,563
Services Non-Cyclical – 3.65%
#Ashtead Capital 144A 9.00% 8/15/16	100,000	101,500
Avis Budget Car Rental
7.625% 5/15/14	127,000	121,285
7.75% 5/15/16	52,000	48,750
HCA 9.25% 11/15/16	97,000	102,578
Psychiatric Solutions
7.75% 7/15/15	60,000	57,750
#144A 7.75% 7/15/15	24,000	22,500
RSC Equipment Rental 9.50% 12/1/14	46,000	46,805
#*RSC Equipment Rental III 144A 10.25% 11/15/19	52,000	54,210
Select Medical 7.625% 2/1/15	99,000	97,515
•US Oncology PIK 6.428% 3/15/12	119,000	113,050
		765,943
Technology & Electronics – 2.30%
#Advanced Micro Devices 144A 8.125% 12/15/17	20,000	20,200
*First Data 9.875% 9/24/15	195,000	175,012
*Freescale Semiconductor 8.875% 12/15/14	111,000	99,345
Sanmina-SCI 8.125% 3/1/16	99,000	99,743
SunGard Data Systems 10.25% 8/15/15	84,000	87,570
		481,870
Telecommunications – 15.61%
‡@=Allegiance Telecom 11.75% 2/15/10	10,000	0
#Clearwire Communications 144A 12.00% 12/1/15	190,000	191,900
*Cricket Communications 9.375% 11/1/14	147,000	147,000
#Digicel Group 144A
8.25% 9/1/17	100,000	97,250
8.875% 1/15/15	100,000	97,500
PIK 9.125% 1/15/15	100,000	99,000
#GCI 144A 8.625% 11/15/19	95,000	98,800
#GeoEye 144A 9.625% 10/1/15	56,000	57,400
#Global Crossing 144A 12.00% 9/15/15	91,000	99,645
#GXS Worldwide 144A 9.75% 6/15/15	99,000	96,525
Intelsat 6.50% 11/1/13	95,000	90,250
Intelsat Bermuda
11.25% 2/4/17	187,000	190,739
PIK 11.50% 2/4/17	125,000	127,500
Intelsat Jackson Holdings 11.25% 6/15/16	87,000	92,873
Level 3 Financing
9.25% 11/1/14	44,000	41,470
#144A 10.00% 2/1/18	60,000	56,400
*MetroPCS Wireless 9.25% 11/1/14	141,000	142,586
#NII Capital 144A 10.00% 8/15/16	87,000	91,350
#Nordic Telephone Holdings 144A 8.875% 5/1/16	75,000	80,250
PAETEC Holding
8.875% 6/30/17	44,000	44,715
9.50% 7/15/15	55,000	53,488
Qwest 7.25% 9/15/25	60,000	57,900

Qwest Capital Funding 7.75% 2/15/31	56,000	50,120
Sprint Capital
6.875% 11/15/28	40,000	31,600
8.75% 3/15/32	286,000	258,829
#*Telcordia Technologies 144A 10.00% 3/15/13	115,000	109,250
Telesat Canada
11.00% 11/1/15	52,000	58,370
12.50% 11/1/17	125,000	143,750
#Terremark Worldwide 144A 12.00% 6/15/17	87,000	96,788
#Viasat 144A 8.875% 9/15/16	48,000	49,320
#VimpelCom 144A 9.125% 4/30/18	100,000	108,500
Virgin Media Finance 8.375% 10/15/19	100,000	103,000
*West 11.00% 10/15/16	71,000	75,970
#Wind Acquisition Finance 144A
11.75% 7/15/17	50,000	54,625
12.00% 12/1/15	75,000	81,188
		3,275,851
Utilities – 3.39%
AES
7.75% 3/1/14	19,000	19,143
8.00% 6/1/20	65,000	65,488
Edison Mission Energy 7.00% 5/15/17	68,000	54,060
Elwood Energy 8.159% 7/5/26	66,288	63,549
Energy Future Holdings
5.55% 11/15/14	68,000	51,170
10.875% 11/1/17	44,000	34,980
Mirant Americas Generation 8.50% 10/1/21	115,000	110,974
NRG Energy
7.375% 2/1/16	95,000	94,762
7.375% 1/15/17	20,000	19,925
Orion Power Holdings 12.00% 5/1/10	64,000	65,120
•Puget Sound Energy 6.974% 6/1/67	68,000	60,872
*Texas Competitive Electric Holdings 10.25% 11/1/15	91,000	71,663
		711,706
Total Corporate Bonds (cost $18,242,959)		19,675,552

«Senior Secured Loans – 1.51%
Alion Science Term Tranche Loan B 9.50% 2/6/13	50,000	49,938
Energy Futures Holdings Term Tranche Loan B2 3.731% 10/10/14	90,537	74,377
Harrahs Chester Downs Term Tranche Loan 12.375% 12/31/16	56,913	58,904
PQ Term Tranche Loan 6.74% 7/30/15	145,000	132,675
Total Senior Secured Loans (cost $294,391)		315,894

	Number of
	Shares
Common Stock – 0.67%
†Alliance HealthCare Services	5,166	25,985
†∏=Avado Brands	121	0
Blackstone Group	2,000	24,260
†=Century Communications	60,000	0
†DIRECTV Class A	1,200	36,420
†Flextronics International	3,700	23,458
†GeoEye	450	11,552
†Mirant	21	295
†Mobile Mini	1,294	18,181
†∏=PT Holdings	40	0
†USGen	20,000	0
Total Common Stock (cost $173,346)		140,151

Preferred Stocks – 0.75%
•Bank of America
8.00%	99,000	94,130
8.125%	67,000	63,697
=Port Townsend	8	0
Total Preferred Stocks (cost $163,065)		157,827

Warrant – 0.00%
†=Port Townsend	8	0
Total Warrant (cost $192)		0

	Principal
	Amount (U.S. $)
≠Discount Note – 1.33%
Federal Home Loan Bank 0.03% 2/1/10	$279,001	279,001
Total Discount Note (cost $279,001)		279,001

Total Value of Securities Before Securities Lending Collateral – 99.44%
(cost $19,422,023)		20,869,450

	Number of
	Shares
Securities Lending Collateral** – 7.44%
Investment Companies
Mellon GSL DBT II Collateral Fund	1,179,200	1,179,200
BNY Mellon SL DBT II Liquidating Fund	385,542	381,609
@†Mellon GSL Reinvestment Trust II	32,859	1,397
Total Securities Lending Collateral (cost $1,597,601)		1,562,206

Total Value of Securities – 106.88%
(cost $21,019,624)		22,431,656	©
Obligation to Return Securities Lending Collateral** – (7.61%)		(1,597,601)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.73%		154,430
Net Assets Applicable to 2,952,076 Shares Outstanding – 100.00%		$20,988,485

ΦStep coupon bond. Coupon increases periodically based on a predetermined schedule. Stated rate in effect at January 31, 2010.
∏Restricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At January 31, 2010, the aggregate amount of the restricted securities was $50,050, or 0.24% of the Portfolio’s net assets. See Note 5 in “Notes.”
#Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At January 31, 2010, the aggregate amount of Rule 144A securities was $8,401,791, which represented 40.03% of the Portfolio's net assets. See Note 5 in "Notes."
•Variable rate security. The rate shown is the rate as of January 31, 2010.
†Non income producing security.
‡Non income producing security. Security is currently in default.
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $129,832, which represented 0.62% of the Portfolio’s net assets. See Note 5 in “Notes.”
«Senior Secured Loans generally pay interest at rates which are periodically predetermined by reference to a base lending rate plus a premium. These base lending rates are generally: (i) the prime rate offered by one or more United States banks, (ii) the lending rate offered by one or more European banks such as the London Inter-Bank Offered Rate (LIBOR), and (iii) the certificate of deposit rate. Senior Secured Loans may be subject to restrictions on resale. Stated rate in effect at January 31, 2010.
=Security is being fair valued in accordance with the Portfolio’s fair valuation policy. At January 31, 2010, the aggregate amount of fair valued securities was $8,501, which represented 0.04% of the Portfolio’s net assets. See Note 1 in "Notes."
*Fully or partially on loan.
**See Note 4 in “Notes.”
©Includes $1,581,300 of securities loaned.
≠The rate shown is the effective yield at time of purchase.
ΩStep coupon bond. Indicates security that has a zero coupon that remains in effect until a predetermined date at which time the stated interest rate becomes effective.

Summary of Abbreviations:
CDS – Credit Default Swap
PIK – Pay-in-kind

1The following swap contracts were outstanding at January 31, 2010:

Swap Contracts
CDS Contracts

Swap Counterparty &	Notional	Annual Protection	Termination	Unrealized
Referenced Obligation	Value	Payments	Date	Depreciation
Protection Sold:
Citigroup Global Markets
MGM MIRAGE 5yr CDS	$55,000	5.00%	3/20/15	$(2,120)
Rite Aid 5 yr CDS	20,000	5.00%	3/20/15	(1,336)
RRI Energy 5 yr CDS	12,500	5.00%	3/20/15	(135)
Goldman
ArvinMeritor 5 yr CDS	20,000	5.00%	3/20/15	(497)
First Data 5 yr CDS	20,000	5.00%	3/20/15	(1,187)
Level 3 Communications 5yr CDS	20,000	5.00%	3/20/15	(431)
RRI Energy 5 yr CDS	12,500	5.00%	3/20/15	(260)
Total	$160,000			$(5,966)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized depreciation is reflected in the Portfolio’s net assets.

1See Note 3 in ”Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust – The High-Yield Bond Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Other debt securities, credit default swap (CDS) contracts and interest rate swap contracts are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on non-convertible bonds are amortized to interest income over the lives of the respective securities. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$21,031,046
Aggregate unrealized appreciation	$1,566,321
Aggregate unrealized depreciation	(165,711)
Net unrealized appreciation	$1,400,610

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $5,487,367 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $331,046 expires in 2010; $358,729 expires in 2015; $2,582,251 expires in 2016, and $2,215,341 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$140,151	$-	$-	$140,151
Corporate Debt	-	20,283,970	8,501	20,292,471
Short-Term	-	279,001	-	279,001
Securities Lending Collateral	1,179,200	381,609	1,397	1,562,206
Other	-	157,827	-	157,827
Total	$1,319,351	$21,102,407	$9,898	$22,431,656

CDS contracts	$-	$(5,966)	$-	$(5,966)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

		Securities
	Corporate	Lending
	Debt	Collateral	Total
Balance as of 10/31/09	$8,501	$3	$8,504
Sales	(42)	-	(42)
Net change in unrealized
appreciation/depreciation	42	1,394	1,436
Balance as of 1/31/10	$8,501	$1,397	$9,898

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$42	$1,394	$1,436

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Swap Contracts
The Portfolio may enter into interest rate swap contracts, index swap contracts and CDS contracts in the normal course of pursuing its investment objectives. The Portfolio may use interest rate swaps to adjust the Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Index swaps may be used to gain exposure to markets that the Portfolio invests in, such as the corporate bond market. The Portfolio may also use index swaps as a substitute for futures or options contracts if such contracts are not directly available to the Portfolio on favorable terms. The Portfolio may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets.

Interest Rate Swaps. An interest rate swap contract is an exchange of interest rates between counterparties. In one instance, an interest rate swap involves payments received by the Portfolio from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An interest rate swap can also work in reverse with the Portfolio receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. Interest rate swaps may be used to adjust the Portfolio's sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment/receipt or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Index Swaps. Index swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Portfolio will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Portfolio will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the index swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Portfolio in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.

During the period ended January 31, 2010, the Portfolio entered into CDS contracts as a seller of protection. Periodic receipts on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon receipt, such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. At January 31, 2010, the aggregate unrealized depreciation of credit default swaps was $5,966. The Portfolio had posted $23,000 as collateral, net of collateral received, for certain open derivatives. If a credit event had occurred for all swap transactions where collateral posting was required as of January 31, 2010, the swaps’ credit-risk-related contingent features would have been triggered and the Portfolio would have been required to pay $160,000 less the value of the contracts’ related reference obligations. For the period ended January 31, 2010, the Portfolio did not enter into any CDS contracts as a purchaser of protection.

As disclosed in the footnotes to the schedule of investments, at January 31, 2010, the notional value of the protection sold was $160,000, which reflects the maximum potential amount the Portfolio would have been required to make as a seller of credit protection if a credit event had occurred. The quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. At January 31, 2010, the net unrealized depreciation of the protection sold was $5,966.

Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Portfolio’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

Swaps Generally. Because there is no organized market for swap contracts, the value of open swaps may differ from that which would be realized in the event the Portfolio terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the schedule of investments.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group (S&P) or Moody’s Investors Service, Inc. (Moody’s) or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of securities on loan was $1,581,300, for which the Portfolio received collateral, comprised of non-cash collateral valued at $22,200, and cash collateral of $1,597,601. At January 31, 2010, the value of invested collateral was $1,562,206. Investments purchased with cash collateral are presented on the schedule of investments under the caption "Securities Lending Collateral".

5. Credit and Market Risk
The Portfolio invests a portion of its assets in high yield fixed income securities, which carry ratings of BB or lower by S&P and/or Ba or lower by Moody’s. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. Rule 144A and illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The International Equity Portfolio

January 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 97.84%Δ
Australia – 10.43%
Amcor	2,533,389	$13,204,245
Foster's Group	3,690,918	17,400,127
National Australia Bank	98,730	2,293,282
QBE Insurance Group	917,012	18,487,145
Telstra	8,161,020	24,067,313
Wesfarmers	667,834	16,195,386
		91,647,498
Belgium – 0.43%
Fortis	1,069,480	3,764,886
†Fortis Strip	732,357	1,015
		3,765,901
Finland – 0.86%
*UPM-Kymmene	688,120	7,546,766
		7,546,766
France – 11.83%
Carrefour	569,850	27,802,596
*Compagnie de Saint-Gobain	289,648	13,836,628
France Telecom	951,928	21,825,006
†GDF Suez	162,519	225
Societe Generale	226,405	13,099,163
*Total	452,282	26,138,888
*Vinci	23,960	1,279,630
		103,982,136
Germany – 5.39%
Deutsche Telekom	1,448,869	18,855,819
*RWE	321,749	28,563,336
		47,419,155
Hong Kong – 2.00%
Hong Kong Electric Holdings	2,007,900	11,236,968
Wharf Holdings	1,275,764	6,295,976
		17,532,944
Italy – 2.55%
Intesa Sanpaolo	3,550,691	13,516,196
UniCreditio	3,223,099	8,888,044
		22,404,240
Japan – 21.38%
Astellas Pharma	567,700	20,938,913
Canon	645,700	25,240,564
Kao	1,050,100	25,336,186
KDDI	2,925	15,419,283
Nitto Denko	214,000	8,242,177
*Sekisui House	833,018	7,867,069
Seven & I Holdings	881,973	19,278,050
Takeda Pharmaceutical	653,700	28,676,666
Tokio Marine Holdings	584,652	15,721,164
Toyota Motor	348,600	13,409,124
West Japan Railway	2,250	7,757,103
		187,886,299
Netherlands – 3.03%
ING Groep CVA	1,264,414	11,840,773
Reed Elsevier	1,223,168	14,771,092
		26,611,865
New Zealand – 0.60%
Telecom Corporation of New Zealand	3,154,734	5,265,393
		5,265,393
Singapore – 4.76%
Jardine Matheson Holdings	286,815	8,535,225
Oversea-Chinese Banking	1,442,787	8,351,413
Singapore Telecommunications	6,052,602	12,898,596
United Overseas Bank	939,000	12,036,361
		41,821,595
South Africa – 0.86%
Sasol	203,678	7,548,182
		7,548,182
Spain – 7.15%
Banco Santander	978,729	13,977,179
Iberdrola	3,026,470	25,767,021
Telefonica	965,305	23,124,401
		62,868,601
Switzerland – 5.11%
*Novartis	589,819	31,562,619

Zurich Financial Services	62,706	13,331,431
		44,894,050
Taiwan – 2.25%
Chunghwa Telecom ADR	389,061	7,384,377
Taiwan Semiconductor Manufacturing ADR	1,223,032	12,426,005
		19,810,382
United Kingdom – 19.21%
Aviva	943,488	5,779,095
BG Group	878,859	16,148,290
*BP	2,948,718	27,509,085
Compass Group	2,586,420	17,606,791
*GlaxoSmithKline	1,467,177	28,563,346
Royal Dutch Shell Class A	914,524	25,394,384
Unilever	873,690	26,565,572
Vodafone Group	9,952,778	21,269,106
		168,835,669
Total Common Stock (cost $891,218,415)		859,840,676

	Principal
	Amount (U.S. $)
≠Discount Note – 2.44%
Federal Home Loan Bank 0.03% 2/1/10	$21,480,087	21,480,087
Total Discount Note (cost $21,480,087)		21,480,087

Total Value of Securities Before Securities Lending Collateral – 100.28%
(cost $912,698,502)		881,320,763

	Number of
	Shares
Securities Lending Collateral** – 5.46%
Investment Companies
Mellon GSL DBT II Collateral Fund	36,143,681	36,143,681
BNY Mellon SL DBT II Liquidating Fund	11,855,142	11,734,219
†@Mellon GSL Reinvestment Trust II	1,507,218	64,057
Total Securities Lending Collateral (cost $49,506,041)		47,941,957

Total Value of Securities – 105.74%
(cost $962,204,543)		929,262,720 ©
Obligation to Return Securities Lending Collateral** – (5.63%)		(49,506,041)
Liabilities Net of Receivables and Other Assets (See Notes) – (0.11%)		(933,846)
Net Assets Applicable to 70,148,267 Shares Outstanding – 100.00%		$878,822,833

ΔSecurities have been classified by country of origin.
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $64,057, which represented 0.01% of the Fund’s net assets. See Note 5 in “Notes.”
†Non income producing security.
*Fully or partially on loan.
≠The rate shown is the effective yield at the time of purchase.
**See Note 4 in “Notes.”
©Includes $46,480,373 of securities loaned.

Summary of Abbreviations:
ADR – American Depositary Receipts
CVA – Dutch Certificate
JPY – Japanese Yen
SGD – Singapore Dollar
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at January 31, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Receive (Deliver)		In Exchange For		Settlement Date	(Depreciation)
JPY	7,693,541	USD	(85,865)	2/1/10	$ (627)
JPY	21,181,937	USD	(234,703)	2/2/10	(23)
JPY	28,271,135	USD	(313,392)	2/3/10	(169)
SGD	344,443	USD	(245,557)	2/1/10	(626)
SGD	376,630	USD	(268,868)	2/2/10	(1,050)
SGD	363,562	USD	(259,003)	2/3/10	(479)
					$(2,974)

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional values presented above represent the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust -The International Equity Portfolio (Portfolio). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Portfolio's understanding of the applicable country’s tax rules and rates. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$964,806,751
Aggregate unrealized appreciation	78,081,994
Aggregate unrealized depreciation	(113,626,025)
Net unrealized depreciation	$(35,544,031)

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $168,057,741 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $168,057,741 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$859,840,676	$-	$-	$859,840,676
Short-Term	-	21,480,087	-	21,480,087
Securities Lending Collateral	36,143,681	11,734,219	64,057	47,941,957
Total	$895,984,357	$33,214,306	$64,057	$929,262,720

Derivatives	$-	$(2,974)	$-	$(2,974)

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/09	$151
Net change in unrealized
appreciation/depreciation	63,906
Balance as of 1/31/10	$64,057

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$63,906

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts
The Portfolio may enter into foreign currency exchange contracts and foreign cross-currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross-currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of the securities on loan was $46,480,373, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $47,941,957. Such investments are presented on the Schedule of Investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Portfolio may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

The Portfolio may invest up to 10% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 10% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the Schedule of Investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The International Fixed Income Portfolio

January 31, 2010

		Principal	Value
		Amount°	(U.S. $)
Bonds – 96.87%
Australia – 7.84%
Australian Government
5.25% 3/15/19	AUD	1,100,000	$964,048
6.00% 2/15/17	AUD	400,000	368,868
Queensland Treasury 6.00% 8/14/13	AUD	200,000	181,483
			1,514,399
Austria – 1.44%
Oesterreichische Kontrollbank 1.80% 3/22/10	JPY	25,000,000	277,290
			277,290
Belgium – 0.96%
Belgian Government 5.50% 3/28/28	EUR	115,000	184,466
			184,466
Finland – 2.08%
Finnish Government 5.375% 7/4/13	EUR	260,000	402,235
			402,235
France – 13.94%
Agence Francaise de Developement 1.80% 6/19/15	JPY	70,000,000	801,107
Compagnie de Financement Foncier 0.60% 3/23/10	JPY	60,000,000	663,592
Dexia Municipal Agency
1.55% 10/31/13	JPY	5,000,000	54,869
1.80% 5/9/17	JPY	35,000,000	379,611
France Government 5.75% 10/25/32	EUR	460,000	792,135
			2,691,314
Germany – 12.42%
Bayerische Landesbank 1.40% 4/22/13	JPY	28,000,000	314,255
Deutschland Republic 6.50% 7/4/27	EUR	430,000	793,015
KFW 5.00% 7/4/11	EUR	340,000	498,006
Rentenbank 1.375% 4/25/13	JPY	70,000,000	793,233
			2,398,509
Greece – 2.73%
Hellenic Republic Government 4.60% 7/20/18	EUR	440,000	527,976
			527,976
Ireland – 3.45%
Irish Government
4.50% 10/18/18	EUR	120,000	166,101
5.00% 4/18/13	EUR	340,000	499,344
			665,445
Italy – 4.43%
Italy Buoni Poliennali Del Tesoro 5.25% 8/1/17	EUR	400,000	616,021
Republic of Italy 4.50% 6/8/15	JPY	19,000,000	240,139
			856,160
Japan – 10.96%
Development Bank of Japan 1.05% 6/20/23	JPY	55,000,000	552,848
Japan Finance Organization Municipal Enterprises 1.35% 11/26/13	JPY	63,000,000	720,119
Japan Government 20 Year Bond 1.90% 3/22/21	JPY	73,000,000	844,290
			2,117,257
Mexico – 4.56%
Mexican Bonos
8.00% 12/23/10	MXN	1,600,000	125,761
8.00% 12/7/23	MXN	5,000,000	376,683
9.50% 12/18/14	MXN	2,600,000	218,674
10.00% 12/5/24	MXN	1,800,000	159,261
			880,379
Netherlands – 4.54%
Bank Nederlandse Gemeenten 1.85% 11/7/16	JPY	40,000,000	461,354
•ING Bank 6.125% 5/29/23	EUR	160,000	239,077
Netherlands Government 3.75% 7/15/14	EUR	120,000	177,154
			877,585

Norway – 4.38%
Eksportfinans
1.60% 3/20/14	JPY	50,000,000	556,143
1.80% 6/21/10	JPY	26,000,000	289,097
			845,240
Poland – 3.91%
Poland Government
5.25% 10/25/17	PLN	1,700,000	559,604
5.75% 9/23/22	PLN	590,000	195,482
			755,086
Slovenia – 2.69%
Republic of Slovenia 6.00% 3/24/10	EUR	370,000	518,664
			518,664
Supranational – 5.34%
Asian Development Bank 2.35% 6/21/27	JPY	60,000,000	694,702
European Investment Bank 2.15% 1/18/27	JPY	20,000,000	220,239
Nordic Investment Bank 1.70% 4/27/17	JPY	10,000,000	116,344
			1,031,285
Sweden – 4.79%
Sweden Government
3.00% 7/12/16	SEK	4,400,000	601,475
4.25% 3/12/19	SEK	2,200,000	322,572
			924,047
United Kingdom – 5.84%
HSBC Holdings 6.25% 3/19/18	EUR	150,000	239,855
•Lloyds TSB Bank 5.625% 3/5/18	EUR	175,000	239,832
Royal Bank of Scotland 5.375% 9/30/19	EUR	200,000	280,166
Standard Chartered Bank 5.875% 9/26/17	EUR	150,000	227,188
•Standard Life 6.375% 7/12/22	EUR	100,000	140,383
			1,127,424
United States – 0.57%
•Zurich Finance USA 4.50% 6/15/25	EUR	80,000	110,769
			110,769
Total Bonds (cost $17,326,163)			18,705,530

≠Discount Note – 0.92%
Federal Home Loan Bank 0.03% 2/1/10	USD	178,001	178,001
Total Discount Note (cost $178,001)			178,001

Total Value of Securities – 97.79%
(cost $17,504,164)			18,883,531
Receivables and Other Assets Net of Liabilities (See Notes) – 2.21%			426,610
Net Assets Applicable to 1,759,265 Shares Outstanding – 100.00%			$19,310,141

°Principal amount shown is stated in the currency in which each security is denominated.

AUD – Australian Dollar
EUR – European Monetary Unit
GBP – British Pound Sterling
JPY – Japanese Yen
MXN – Mexican Peso
PLN – Polish Zloty
SEK – Swedish Krona
USD – United States Dollar

•Variable rate security. The rate shown is the rate as of January 31, 2010.
≠The rate shown is the effective yield at time of purchase.

1The following foreign cross currency exchange contract was outstanding at January 31, 2010:

Foreign Currency Exchange Contract

				Unrealized
Contract to Deliver		In Exchange For	Settlement Date	Appreciation
EUR	(1,791,258)	GBP 1,566,500	4/30/10	$19,190

The use of foreign cross currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional value presented above represents the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust -The International Fixed Income Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Short-term debt securities are valued at market value. Debt securities are valued by an independent pricing service or broker. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Foreign currency exchange contracts and foreign cross currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio isolates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on the accrual basis. Discounts and premiums are amortized to interest income over the lives of the respective securities. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$17,626,186
Aggregate unrealized appreciation	$1,489,531
Aggregate unrealized depreciation	(232,186)
Net unrealized appreciation	$1,257,345

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $362,624 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $318,010 expires in 2014; $21,289 expires in 2016; and $23,325 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio's investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Corporate Debt	$-	$2,140,861	$-	$2,140,861
Foreign Debt	-	16,564,669	-	16,564,669
Short-Term	-	178,001	-	178,001
Total	$-	$18,883,531	$-	$18,883,531

Foreign Currency Exchange Contract	$-	$19,190	$-	$19,190

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Foreign Debt
Balance as of 10/31/09	$460,314
Transfers out of Level 3	(353,279)
Net change in unrealized
appreciation/depreciation	(107,035)
Balance as of 1/31/10	$-

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$-

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Derivatives
U.S. GAAP requires enhanced disclosures that enable investors to understand: 1) how and why an entity uses derivatives, 2) how they are accounted for, and 3) how they affect an entity's results of operations and financial position.

Foreign Currency Exchange Contracts – The Portfolio enters into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts and foreign cross currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

5. Credit and Market Risk
Some countries in which the Portfolio may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets are held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Portfolio's Liquidity Procedures.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP) and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Labor Select International Equity Portfolio

January 31, 2010

	Number of	Value
	Shares	(U.S. $)
Common Stock – 98.61%Δ
Australia – 11.08%
Amcor	2,594,990	$13,525,314
Foster's Group	3,316,430	15,634,675
National Australia Bank	86,351	2,005,745
QBE Insurance Group	800,747	16,143,220
Telstra	7,506,557	22,137,264
Wesfarmers	696,364	16,887,256
		86,333,474
Belgium – 0.37%
Fortis	814,883	2,868,629
†Fortis Strip	305,506	424
		2,869,053
Finland – 0.85%
UPM-Kymmene	605,630	6,642,080
		6,642,080
France – 10.67%
*Carrefour	576,204	28,112,605
France Telecom	1,169,643	26,816,592
†GDF Suez	101,871	141
*Societe Generale	237,675	13,751,213
*Total	229,588	13,268,658
*Vinci	21,476	1,146,967
		83,096,176
Germany – 3.81%
RWE	334,154	29,664,593
		29,664,593
Hong Kong – 3.10%
*Hong Kong Electric Holdings	2,653,500	14,849,989
Wharf Holdings	1,880,750	9,281,621
		24,131,610
Italy – 2.73%
Intesa Sanpaolo	3,231,916	12,302,735
UniCreditio	3,259,515	8,988,466
		21,291,201
Japan – 21.54%
Astellas Pharma	474,200	17,490,281
Canon	642,500	25,115,476
Kao	958,500	23,126,116
KDDI	2,863	15,092,447
Nitto Denko	193,200	7,441,068
*Sekisui House	681,000	6,431,403
Seven & I Holdings	915,300	20,006,507
Takeda Pharmaceutical	597,800	26,224,431
Tokio Marine Holdings	583,400	15,687,498
West Japan Railway	3,246	11,190,914
		167,806,141
Netherlands – 3.11%
ING Groep CVA	1,067,696	9,998,581
Reed Elsevier	1,178,107	14,226,931
		24,225,512
New Zealand – 0.74%
Telecom Corporation of New Zealand	3,445,627	5,750,906
		5,750,906
Singapore – 4.67%
Singapore Telecommunications	7,907,000	16,850,471
United Overseas Bank	1,520,000	19,483,780
		36,334,251
Spain – 7.69%
*Banco Santander	888,042	12,682,083

Iberdrola	2,852,659	24,287,213
Telefonica	958,135	22,952,640
		59,921,936
Switzerland – 5.72%
Novartis	614,205	32,867,572
Zurich Financial Services	54,843	11,659,740
		44,527,312
United Kingdom – 22.53%
Aviva	1,054,908	6,461,570
BG Group	1,165,676	21,418,310
*BP	3,474,005	32,409,575
Compass Group	2,708,902	18,440,575
GlaxoSmithKline	1,277,328	24,867,322
Royal Dutch Shell Class A	1,010,562	28,061,155
Unilever	802,725	24,407,797
Vodafone Group	9,089,003	19,423,217
		175,489,521
Total Common Stock (cost $808,998,313)		768,083,766

	Principal
	Amount (U.S. $)
≠Discount Note – 0.67%
Federal Home Loan Bank 0.03% 2/1/10	$5,236,021	5,236,021
Total Discount Note (cost $5,236,021)		5,236,021

Total Value of Securities Before Securities Lending Collateral – 99.28%
(cost $814,234,334)		773,319,787
Securities Lending Collateral** – 2.67%
Investment Companies
Mellon GSL DBT II Collateral Fund	14,171,757	14,171,757
BNY Mellon SL DBT II Liquidating Fund	6,671,712	6,603,660
@†Mellon GSL Reinvestment Trust II	521,358	22,158
Total Securities Lending Collateral (cost $21,364,827)		20,797,575

Total Value of Securities – 101.95%
(cost $835,599,161)		794,117,362	©
Obligation to Return Securities Lending Collateral** – (2.74%)		(21,364,827)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.79%		6,143,562
Net Assets Applicable to 62,263,202 Shares Outstanding – 100.00%		$778,896,097

ΔSecurities have been classified by country of origin.
†Non income producing security.
*Fully or partially on loan.
**See Note 4 in “Notes.”
©Includes $20,318,173 of securities loaned.
≠The rate shown is the effective yield at time of purchase.
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $22,158, which represented 0.00% of the Portfolio’s net assets. See Note 5 in “Notes.”

Summary of Abbreviations:
AUD – Australian Dollar
CVA – Dutch Certificate
JPY – Japanese Yen
USD – United States Dollar

1The following foreign currency exchange contracts were outstanding at January 31, 2010:

Foreign Currency Exchange Contracts

					Unrealized
					Appreciation
Contracts to Deliver		In Exchange For		Settlement Date	(Depreciation)
AUD	(3,110,473)	USD	2,782,318	2/3/10	$32,916
JPY	(13,240,924)	USD	147,729	2/1/10	1,030
JPY	(34,272,408)	USD	379,666	2/2/10	(47)
JPY	(36,684,965)	USD	406,392	2/3/10	(51)
					$33,848

The use of foreign currency exchange contracts involves elements of market risk and risks in excess of the amount recognized in the financial statements. The notional values presented above represent the Portfolio’s (as defined below) total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Portfolio’s net assets.

1See Note 3 in “Notes.”

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust – The Labor Select International Equity Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Securities listed on a foreign exchange are valued at the last quoted sales price on the valuation date. Investment companies are valued at net asset value per share. Short-term debt securities are valued at market value. Foreign currency exchange contracts are valued at the mean between the bid and ask prices. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or new events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no position for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Foreign Currency Transactions – Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar daily. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Portfolio does not isolate that portion of realized gains and losses on investments which are due to changes in foreign exchange rates from that which are due to changes in market prices. The Portfolio reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Portfolio is aware of such dividends, net of all non-rebatable tax withholdings. Withholding taxes on foreign dividends have been recorded in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates. The Portfolio declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$837,216,465
Aggregate unrealized appreciation	$59,021,416
Aggregate unrealized depreciation	(102,120,519)
Net unrealized depreciation	$(43,099,103)

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $85,355,469 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$768,083,766	$-	$-	$768,083,766
Short-Term	-	5,236,021	-	5,236,021
Securities Lending Collateral	14,171,757	6,603,660	22,158	20,797,575
Total	$782,255,523	$11,839,681	$22,158	$794,117,362

Foreign Currency Exchange Contracts	$-	$33,848	$-	$33,848

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/09	$52
Net change in unrealized
appreciation/depreciation	22,106
Balance as of 1/31/10	$22,158

Net change in unrealized
appreciation/depreciation from
investments still held as of 1/31/10	$22,106

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Foreign Currency Exchange Contracts
The Portfolio may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Portfolio may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. The Portfolio may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. The Portfolio’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolio’s exposure to the counterparty.

4. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of the securities on loan was $20,318,173, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $20,797,575. Such investments are presented on the schedule of investments under the caption “Securities Lending Collateral.”

5. Credit and Market Risk
Some countries in which the Portfolio may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Portfolio may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Portfolio.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. . As of January 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

6. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

7. Subsequent Events
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Large-Cap Growth Equity Portfolio

January 31, 2010

	Number of
	Shares	Value
Common Stock – 99.55%²
Consumer Discretionary – 11.73%
Lowe's	273,700	$5,925,605
*NIKE Class B	117,100	7,465,125
*†priceline.com	32,000	6,251,200
*Staples	340,000	7,976,400
*Weight Watchers International	9,100	262,626
		27,880,956
Consumer Staples – 5.95%
*†Procter & Gamble	101,100	6,222,705
Walgreen	220,000	7,931,000
		14,153,705
Energy – 3.45%
EOG Resources	90,800	8,210,136
		8,210,136
Financial Services – 17.18%
Bank of New York Mellon	262,700	7,641,943
CME Group	24,000	6,883,680
†IntercontinentalExchange	78,000	7,447,440
*MasterCard Class A	31,900	7,971,810
*Visa Class A	132,800	10,893,584
		40,838,457
Health Care – 17.28%
Allergan	169,100	9,723,250
†Gilead Sciences	168,900	8,152,803
†Medco Health Solutions	155,100	9,535,548
Novo Nordisk ADR	109,500	7,383,585
UnitedHealth Group	190,000	6,270,000
		41,065,186
Materials & Processing – 5.06%
Praxair	71,800	5,407,976
Syngenta ADR	129,600	6,617,376
		12,025,352
Producer Durables – 5.85%
*Expeditors International of Washington	199,500	6,802,950
United Parcel Service Class B	123,000	7,105,710
		13,908,660
Technology – 33.05%
*†Adobe Systems	182,600	5,897,980
†Apple	58,400	11,219,808
*†Crown Castle International	277,000	10,232,380
†Google Class A	19,700	10,429,574
*†Intuit	284,600	8,427,006
QUALCOMM	259,400	10,165,886
†Symantec	390,000	6,610,500
†Teradata	250,000	6,992,500
*†VeriSign	374,300	8,575,213
		78,550,847
Total Common Stock (cost $229,782,782)		236,633,299

	Principal
	Amount
≠Discount Note – 0.19%
Federal Home Loan Bank 0.03% 2/1/10	$443,002	443,002
Total Discount Note (cost $443,002)		443,002

Total Value of Securities Before Securities Lending Collateral – 99.74%
(cost $230,225,784)		237,076,301

	Number of
	Shares
Securities Lending Collateral** – 4.55%
Investment Company
Mellon GSL DBT II Collateral Fund	8,276,741	8,276,741
BNY Mellon SL DBT II Liquidating Fund	2,563,995	2,537,842
@†Mellon GSL Reinvestment Trust II	224,466	9,540
Total Securities Lending Collateral (cost $11,065,202)		10,824,123

Total Value of Securities – 104.29%
(cost $241,290,986)		247,900,424	©
Obligation to Return Securities Lending Collateral** – (4.65%)		(11,065,202)
Receivables and Other Assets Net of Liabilities (See Notes) – 0.36%		854,713
Net Assets Applicable to 30,863,588 Shares Outstanding – 100.00%		$237,689,935

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
≠The rate shown is the effective yield at the time of purchase.
*Fully or partially on loan.
**See Note 3 in “Notes.”
©Includes $10,820,408 of securities loaned.
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $9,540, which represented 0.00% of the Portfolio’s net assets. See Note 4 in “Notes.”

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Pooled® Trust – The Large-Cap Growth Equity Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$244,600,252
Aggregate unrealized appreciation	$19,059,094
Aggregate unrealized depreciation	(15,758,922)
Net unrealized appreciation	$3,300,172

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $76,157,672 may be carried forward and applied against future capital gains. Such capital loss carryforwards will expire as follows: $16,131,381 expires in 2016 and 60,026,291 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio's investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$236,633,299	$-	$-	$236,633,299
Short-Term	-	443,002	-	443,002
Securities Lending Collateral	8,276,741	2,537,842	9,540	10,824,123
Total	$244,910,040	$2,980,844	$9,540	$247,900,424

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/09	$22
Net change in unrealized
appreciation/depreciation	9,518
Balance as of 1/31/10	$9,540

Net change in unrealized appreciation/depreciation
from investments still held as of 1/31/10	$9,518

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend it's securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Portfolio also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Portfolio’s previous cash pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Portfolio’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund's assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of securities on loan was $10,820,408, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $10,824,123. Such investments are presented on the schedule of investments under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP) and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Large-Cap Value Equity Portfolio

January 31, 2010

	Number of
	Shares	Value
Common Stock – 96.19%
Consumer Discretionary – 6.00%
Comcast Class A	19,600	$310,268
Lowe's	14,800	320,420
		630,688
Consumer Staples – 17.72%
Archer-Daniels-Midland	10,200	305,490
CVS Caremark	10,400	336,648
Heinz (H.J.)	7,500	327,225
Kimberly-Clark	4,900	291,011
Kraft Foods Class A	11,500	318,090
Safeway	12,700	285,115
		1,863,579
Energy – 11.31%
Chevron	4,200	302,904
ConocoPhillips	6,600	316,800
Marathon Oil	9,500	283,195
National Oilwell Varco	7,000	286,300
		1,189,199
Financials – 9.22%
Allstate	10,900	326,237
Bank of New York Mellon	11,500	334,535
Travelers	6,100	309,087
		969,859
Health Care – 19.70%
Bristol-Myers Squibb	12,800	311,808
Cardinal Health	11,400	376,998
Johnson & Johnson	5,100	320,586
Merck	10,300	393,254
Pfizer	21,511	401,395
Quest Diagnostics	4,800	267,216
		2,071,257
Industrials – 6.38%
Northrop Grumman	5,900	333,940
Waste Management	10,500	336,525
		670,465
Information Technology – 11.28%
Intel	15,100	292,940
International Business Machines	2,500	305,975
†Motorola	41,800	257,070
Xerox	37,800	329,616
		1,185,601
Materials – 3.26%
duPont (E.I.) deNemours	10,500	342,405
		342,405
Telecommunications – 5.81%
AT&T	11,800	299,248
Verizon Communications	10,600	311,852
		611,100
Utilities – 5.51%
Edison International	9,100	303,212
Progress Energy	7,100	276,687
		579,899
Total Common Stock (cost $10,500,593)		10,114,052

	Principal
	Amount
≠Discount Note – 3.59%
Federal Home Loan Bank 0.03% 2/1/10	$378,002	378,002
Total Discount Note (cost $378,002)		378,002

Total Value of Securities – 99.78%
(cost $10,878,595)		10,492,054
Receivables and Other Assets Net of Liabilities (See Notes) – 0.22%		23,125
Net Assets Applicable to 781,175 Shares Outstanding – 100.00%		$10,515,179

≠The rate shown is the effective yield at time of purchase.
†Non income producing security.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by the Delaware Pooled® Trust – The Large-Cap Value Equity Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$10,879,833
Aggregate unrealized appreciation	$580,130
Aggregate unrealized depreciation	(967,909)
Net unrealized depreciation	$(387,779)

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $2,407,432 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,656,222 expires in 2016 and $751,210 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Total
Common Stock	$10,114,052	$-	$10,114,052
Short-Term	-	378,002	378,002
Total	$10,114,052	$378,002	$10,492,054

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

4. Credit and Market Risk
The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Portfolio's Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company, Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

6. Subsequent Events
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware REIT Fund

January 31, 2010

	Number of
	Shares	Value
Common Stock – 95.26%
Diversified REITs – 6.34%
*Cousins Properties	61,700	$472,622
Lexington Reality Trust	95,100	565,845
*Vornado Realty Trust	174,054	11,257,813
		12,296,280
Health Care REITs – 13.01%
Cogdell Spencer	110,534	714,050
*HCP	236,600	6,707,610
*Health Care REIT	90,300	3,882,900
*Healthcare Realty Trust	129,000	2,705,130
*LTC Properties	62,800	1,593,864
Nationwide Health Properties	119,900	3,951,904
*Ventas	135,000	5,697,000
		25,252,458
Hotel REITs – 4.40%
*†Chesapeake Lodging Trust	82,000	1,553,900
*†DiamondRock Hospitality	90,300	735,042
*Host Hotels & Resorts	423,045	4,484,277
*Starwood Hotels & Resorts Worldwide	25,300	842,996
†Sunstone Hotel Investors	108,600	932,874
		8,549,089
Industrial REITs – 4.18%
AMB Property	141,840	3,404,160
*DCT Industrial Trust	180,900	895,455
ProLogis	303,318	3,821,807
		8,121,422
Mall REITs – 13.46%
*CBL & Associates Properties	129,200	1,292,000
*Macerich	135,821	4,190,078
*Simon Property Group	286,556	20,632,032
		26,114,110
Manufactured Housing REITs – 1.24%
Equity Lifestyle Properties	49,900	2,411,168
		2,411,168
Multifamily REITs – 14.21%
Apartment Investment & Management	124,665	1,914,854
*AvalonBay Communities	53,134	4,070,596
BRE Properties	30,600	981,342
*Camden Property Trust	95,700	3,710,289
*Equity Residential	293,900	9,419,495
*Essex Property Trust	29,487	2,349,819
*Mid-America Apartment Communities	43,500	2,041,020
UDR	198,760	3,092,706
		27,580,121
Office REITs – 15.52%
*Alexandria Real Estate Equities	69,500	4,151,235
BioMed Realty Trust	207,700	3,026,189
*Boston Properties	144,800	9,393,175
Brandywine Realty Trust	205,700	2,310,011
*Government Properties Income Trust	20,800	482,768
HRPT Properties Trust	116,300	775,721
*Kilroy Realty	104,300	3,013,227
Mack-Cali Realty	78,200	2,550,884
SL Green Realty	97,253	4,424,039
		30,127,249
Office/Industrial REITs – 4.49%
*Digital Realty Trust	114,300	5,486,400
*Duke Realty	188,500	2,133,820
PS Business Parks	22,700	1,086,876
		8,707,096
Self-Storage REITs – 6.03%
*Extra Space Storage	91,900	1,043,065
Public Storage	134,700	10,665,546
		11,708,611
Shopping Center REITs – 7.67%
*Cedar Shopping Centers	83,200	580,736
*Federal Realty Investment Trust	52,911	3,406,410
*Kimco Realty	390,200	4,924,324
Ramco-Gershenson Properties Trust	115,600	1,100,512

*Regency Centers	73,861	2,473,605
*Tanger Factory Outlet Centers	13,100	501,730
*Weingarten Realty Investors	101,600	1,896,872
		14,884,189
Single Tenant REITs – 1.11%
*National Retail Properties	106,500	2,151,300
		2,151,300
Specialty REITs – 3.60%
*Entertainment Properties Trust	70,940	2,476,515
*Plum Creek Timber	81,500	2,947,855
*Rayonier	37,100	1,557,829
		6,982,199
Total Common Stock (cost $168,565,429)		184,885,292

Exchange-Traded Fund – 1.71%
iShares Dow Jones U.S. Real Estate Index Fund	76,500	3,322,395
Total Exchange-Traded Fund (cost $3,542,608)		3,322,395

	Principal
	Amount
≠Discount Note – 1.96%
Federal Home Loan Bank 0.03% 2/1/10	$3,802,015	3,802,015
Total Discount Note (cost $3,802,015)		3,802,015

Total Value of Securities Before Securities Lending Collateral – 98.93%
(cost $175,910,052)		192,009,702

	Number of
	Shares
Securities Lending Collateral** – 14.92%
Investment Companies
Mellon GSL DBT II Collateral Fund	25,179,417	25,179,417
BNY Mellon SL DB II Liquidating Fund	3,791,503	3,752,830
@†Mellon GSL Reinvestment Trust II	611,030	25,969
Total Securities Lending Collateral (cost $29,581,950)		28,958,216

Total Value of Securities – 113.85%
(cost $205,492,002)		220,967,918	©
Obligation to Return Securities Lending Collateral** – (15.24%)		(29,581,950)
Receivables and Other Assets Net of Liabilities (See Notes) – 1.39%		2,693,114
Net Assets Applicable to 23,997,479 Shares Outstanding – 100.00%		$194,079,082

†Non income producing security.
*Fully or partially on loan.
**See Note 3 in “Notes.”
≠The rate shown is the effective yield at time of purchase.
@Illiquid security. At January 31, 2010, the aggregate amount of illiquid securities was $25,969, which represented 0.01% of the Fund's net assets. See Note 4 in "Notes."
©Includes $28,890,352 of securities loaned.

REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled Trust - Delaware REIT Fund (Fund). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Fund’s financial statements.

Class Accounting – Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Repurchase Agreements – The Fund may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Fund’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Fund held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Fund are charged directly to the Fund. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Fund declares and pays dividends from net investment income quarterly and distributions from net realized gains on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Fund were as follows:

Cost of investments	$264,327,958
Aggregate unrealized appreciation	$2,425,667
Aggregate unrealized depreciation	(45,785,707)
Net unrealized depreciation	$(43,360,040)

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $64,441,713 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $9,848,927 expires in 2016 and $54,592,786 expires in 2017.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Fund's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Fund’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$184,885,292	$-	$-	$184,885,292
Investment companies	3,322,395	-	-	3,322,395
Security Lending	25,179,417	3,752,830	25,969	28,958,216
Short-Term	-	3,802,015	-	3,802,015
Total	$213,387,104	$7,544,845	$25,969	$220,967,918

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Securities
Lending
Collateral
Balance as of 10/31/09	$61
Net change in unrealized
appreciation/depreciation	25,908
Balance as of 1/31/10	$25,969

Net change in unrealized appreciation/depreciation
from investments still held as of 1/31/10	$25,908

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Fund, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Fund also has cash collateral invested in the BNY Mellon SL DBT II Liquidating Fund (Liquidating Fund), which generally holds the portfolio securities of the Fund’s previous cash collateral pool other than its Cash/Overnight Assets. The Liquidating Fund invests in fixed income securities, with a weighted average maturity not to exceed 90 days, rated in one of the top three tiers by Standard & Poor’s Ratings Group or Moody’s Investors Service, Inc. or repurchase agreements collateralized by such securities. The Portfolio will not make additional investments of cash collateral in the Liquidating Fund; the Funds’s exposure to the Liquidating Fund is expected to decrease as the Liquidating Fund’s assets mature or are sold. Both the Collective Trust and the Liquidating Fund seek to maintain a net asset value per unit of $1.00, but there can be no assurance that they will always be able to do so. The Fund may incur investment losses as a result of investing securities lending collateral in the Collective Trust and the Liquidating Fund. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust or the Liquidating Fund to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Fund may not receive an amount from the Collective Trust or the Liquidating Fund that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Fund would be required to make up for this shortfall. In October 2008, BNY Mellon transferred certain distressed securities from the Collective Trust into the Mellon GSL Reinvestment Trust II. The Fund can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund, or at the discretion of the lending agent, replace the loaned securities. The Fund continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Fund, the security lending agent and the borrower. The Fund records security lending income net of allocations to the security lending agent and the borrower.

At January 31, 2010, the value of securities on loan was $28,890,352, for which cash collateral was received and invested in accordance with the Lending Agreement. At January 31, 2010, the value of invested collateral was $28,958,216. Such investments are presented on the statement of net assets under the caption "Securities Lending Collateral".

4. Credit and Market Risk
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a fund that invests in a broader range of industries.

The Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Fund's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities. Illiquid securities have been identified on the schedule of investments.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

On January 4, 2010, the Transaction was completed, requiring a new investment advisory agreement between the Fund and the Manager. However, the Fund’s shareholders have not yet approved a new investment advisory agreement. Accordingly, the Fund’s Board of Trustees approved an interim investment advisory agreement (Interim Agreement) consistent with Rule 15a-4 of the Investment Company Act of 1940, pending further solicitation of shareholder approval. The Interim Agreement contains the same terms and fee schedule as the Fund’s previous investment advisory contract, however, the Manager will receive its fees under the Interim Agreement only if the new investment advisory agreement (New Investment Advisory Agreement) is approved by shareholders; if not, the Manager is entitled to recover the costs it incurred in managing the Fund. In the event shareholders of the Fund do not approve the New Investment Advisory Agreement before the Interim Agreement terminates, the Fund’s Board will take such action as it deems necessary in the best interests of the Fund and its shareholders, including possibly commencing an orderly liquidation of the Fund.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Fund's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Fund’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Real Estate Investment Trust Portfolio II

January 31, 2010

	Number of
	Shares	Value
Common Stock – 94.39%
Diversified REITs – 6.28%
Cousins Properties	1,205	$9,230
Lexington Realty Trust	1,855	11,037
Vornado Realty Trust	3,400	219,913
		240,180
Health Care REITs – 12.89%
CogDell Spencer	2,180	14,083
HCP	4,610	130,693
Health Care REIT	1,760	75,680
Healthcare Realty Trust	2,515	52,740
LTC Properties	1,225	31,091
Nationwide Health Properties	2,335	76,962
Ventas	2,640	111,407
		492,656
Hotel REITs – 3.93%
†Chesapeake Lodging Trust	1,595	30,225
†DiamondRock Hospitality	1,760	14,326
Host Hotels & Resorts	8,243	87,376
†Sunstone Hotel Investors	2,115	18,168
		150,095
Industrial REITs – 4.15%
AMB Property	2,775	66,600
DCT Industrial Trust	3,530	17,474
ProLogis	5,910	74,466
		158,540
Mall REITs – 13.32%
CBL & Associates Properties	2,515	25,150
Macerich	2,647	81,660
Simon Property Group	5,586	402,192
		509,002
Manufactured Housing REIT – 1.23%
Equity Lifestyle Properties	975	47,112
		47,112
Multifamily REITs – 14.05%
Apartment Investment & Management	2,455	37,709
AvalonBay Communities	1,037	79,445
BRE Properties	595	19,082
Camden Property Trust	1,865	72,306
Equity Residential	5,725	183,485
Essex Property Trust	569	45,344
Mid-America Apartment Communities	845	39,647
UDR	3,871	60,233
		537,251
Office REITs – 15.41%
Alexandria Real Estate Equities	1,355	80,934
BioMed Realty Trust	4,045	58,936
Boston Properties	2,820	182,933
Brandywine Realty Trust	4,025	45,201
Government Properties Income Trust	405	9,400
HRPT Properties Trust	2,270	15,141
Kilroy Realty	2,035	58,791
Mack-Cali Realty	1,580	51,540
SL Green Realty	1,895	86,204
		589,080
Office/Industrial REITs – 4.44%
Digital Realty Trust	2,225	106,800
Duke Realty	3,685	41,714
PS Business Parks	440	21,067
		169,581

Real Estate Operating Companies – 0.43%
Starwood Hotels & Resorts Worldwide	495	16,493
		16,493
Self-Storage REITs – 5.99%
Extra Space Storage	1,790	20,317
Public Storage	2,635	208,639
		228,956
Shopping Center REITs – 7.59%
Cedar Shopping Centers	1,620	11,308
Federal Realty Investment Trust	1,033	66,504
Kimco Realty	7,600	95,911
Ramco-Gershenson Properties Trust	2,250	21,420
Regency Centers	1,440	48,226
Tanger Factory Outlet Centers	255	9,767
Weingarten Realty Investors	1,985	37,060
		290,196
Single Family REIT – 1.10%
National Retail Properties	2,075	41,915
		41,915
Specialty REITs – 3.58%
Entertainment Properties Trust	1,400	48,874
Plum Creek Timber	1,590	57,510
Rayonier	725	30,443
		136,827
Total Common Stock (cost $3,438,680)		3,607,884

Exchange-Traded Fund – 1.71%
iShares Dow Jones U.S. Real Estate Index Fund	1,500	65,145
Total Exchange-Traded Fund (cost $69,463)		65,145

	Principal
	Amount
≠Discount Note – 2.38%
Federal Home Loan Bank 0.03% 2/1/10	$91,000	91,000
Total Discount Note (cost $91,000)		91,000

Total Value of Securities – 98.48%
(cost $3,599,143)		3,764,029
Receivables and Other Assets Net of Liabilities (See Notes) – 1.52%		58,121
Net Assets Applicable to 862,933 Shares Outstanding – 100.00%		$3,822,150

≠The rate shown is the effective yield at the time of purchase.
†Non income producing security.

REIT – Real Estate Investment Trust

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust – The Real Estate Investment Trust Portfolio II (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer. The Portfolio declares and pays dividends from net investment income and distributions from net realized gains on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$4,915,066
Aggregate unrealized appreciation	$21,789
Aggregate unrealized depreciation	(1,172,826)
Net unrealized depreciation	$(1,151,037)

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $2,766,109 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire as follows: $1,246,201 expires in 2016, and $1,519,908 expires in 2017.

U. S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by the fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Total
Common Stock	$3,607,884	$-	$3,607,884
Investment Companies	65,145	-	65,145
Short-Term	-	91,000	91,000
Total	$3,673,029	$91,000	$3,764,029

There were no Level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and is subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

4. Credit and Market Risk
The Portfolio concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Portfolio holds real estate directly as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. The Portfolio is also affected by interest rate changes, particularly if the real estate investment trusts it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be illiquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Portfolio’s Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP) and Delaware Service Company Inc. (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Select 20 Portfolio

January 31, 2010

	Number of
	Shares	Value
Common Stock – 99.97%²
Consumer Discretionary – 3.98%
Lowe's	19,700	$426,505
		426,505
Energy – 4.90%
Core Laboratories	4,500	526,275
		526,275
Financial Services – 14.69%
Bank of New York Mellon	18,000	523,620
†IntercontinentalExchange	5,400	515,592
MasterCard Class A	2,150	537,285
		1,576,497
Health Care – 28.26%
Allergan	11,700	672,750
†Gilead Sciences	14,700	709,569
†Medco Health Solutions	8,600	528,728
Perrigo	13,100	580,068
UnitedHealth Group	16,400	541,200
		3,032,315
Materials & Processing – 5.09%
Syngenta ADR	10,700	546,342
		546,342
Technology – 38.53%
†Apple	3,800	730,057
†Crown Castle International	15,800	583,652
†Google Class A	1,020	540,008
QUALCOMM	14,000	548,660
†Symantec	30,000	508,500
Tandberg	23,500	660,023
†VeriSign	24,600	563,586
		4,134,486
Utilities – 4.52%
†j2 Global Communications	23,600	484,744
		484,744
Total Common Stock (cost $9,392,420)		10,727,164

Total Value of Securities – 99.97%
(cost $9,392,420)		10,727,164
Receivables and Other Assets Net of Liabilities (See Notes) – 0.03%		3,568
Net Assets Applicable to 2,048,675 Shares Outstanding – 100.00%		$10,730,732

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.

ADR – American Depositary Receipts

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust -The Select 20 Portfolio (Portfolio). This report covers the period of time since the Fund’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Investment companies are valued at net asset value per share. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (tax years ended October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$9,493,017
Aggregate unrealized appreciation	1,484,467
Aggregate unrealized depreciation	(250,320)
Net unrealized appreciation	$1,234,147

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $5,418,334 may be carried forward and applied against future capital gains. Such loss carryforwards expire as follows: $2,008,163 expires in 2010, $596,717 expires in 2011, $76,954 expires in 2014, $106,744 expires in 2016 and $2,629,756 expires in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A framework for measuring fair value and a three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio's investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1 – inputs are quoted prices in active markets
Level 2 – inputs are observable, directly or indirectly
Level 3 – inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stock	$10,727,164	$-	$-	$10,727,164

There were no level 3 securities at the beginning or end of the period.

In January 2010, the Financial Accounting Standards Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2010 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with BNY Mellon. With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust or the Liquidating Fund defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when their net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

4. Credit and Market Risk
The Portfolio invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio’s Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio’s limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Portfolio’s Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

6. Subsequent Event
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of investments, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of investments.

Schedule of Investments (Unaudited)

Delaware Pooled® Trust – The Small-Cap Growth Equity Portfolio

January 31, 2010

	Number of
	Shares	Value
Common Stock – 93.50%²
Consumer Discretionary – 13.95%
†Gaylord Entertainment	310	$5,964
Harte-Hanks	525	5,544
†LKQ	350	6,563
†NetFlix	150	9,337
†Penske Auto Group	365	5,132
†Texas Roadhouse Class A	510	5,931
†Tractor Supply	170	8,580
Williams-Sonoma	275	5,220
		52,271
Energy – 3.91%
Carbo Ceramics	80	5,274
Core Laboratories	80	9,356
		14,630
Financial Services – 10.02%
†Cardtronics	685	7,461
†First Cash Financial Services	310	7,077
Hanover Insurance Group	115	4,878
Henry (Jack) & Associates	275	6,039
†Net 1 UEPS Technologies	350	6,258
†ProAssurance	115	5,837
		37,550
Health Care – 18.96%
†ABIOMED	300	2,376
†Celera	1,130	7,605
†Charles River Laboratories International	155	5,633
†Emergency Medical Services Class A	155	8,139
†Martek Biosciences	305	6,570
†Masimo	155	4,303
†OSI Pharmaceuticals	195	6,673
Perrigo	350	15,497
†Talecris Biotherapeutics Holdings	275	6,435
†Wright Medical Group	435	7,778
		71,009
Materials & Processing – 1.35%
†Mistras Group	350	5,075
		5,075
Producer Durables – 17.40%
Bucyrus International Class A	86	4,505
†Clean Harbors	80	4,581
†FTI Consulting	115	4,767
†Geo Group	250	4,625
Healthcare Services Group	339	6,950
Hunt (J.B.) Transport	275	8,431
†Itron	115	7,077
Knight Transportation	350	6,335
†Mettler-Toledo International	40	3,899
†Middleby	155	6,984
†Tetra Tech	310	7,018
		65,172
Technology – 26.81%
Applied Signal Technology	275	4,892
†Arris Group	625	6,275
†Aruba Networks	535	5,559
†Cogent	510	5,268
†F5 Networks	140	6,920
†Fortinet	325	5,600
†Nuance Communications	305	4,581
†Riverbed Technology	350	7,847
†Sanmina-SCI	410	5,412
Solera Holdings	235	7,781
†STEC	335	4,697
†Sybase	135	5,490
†Teradyne	595	5,557
†TriQuint Semiconductor	890	5,340
†Varian Semiconductor Equipment	285	8,359
†Veeco Instruments	170	5,409

†Volterra Semiconductor	280	5,457
		100,444
Utilities – 1.10%
†j2 Global Communications	200	4,108
		4,108
Total Common Stock (cost $262,640)		350,259

Total Value of Securities – 93.50%
(cost $262,640)		350,259
Receivables and Other Assets Net of Liabilities (See Notes) – 6.50%z		24,345
Net Assets Applicable to 102,537 Shares Outstanding – 100.00%		$374,604

²Narrow industries are utilized for compliance purposes for diversification whereas broad sectors are used for financial reporting.
†Non income producing security.
zOf this amount, $108,847 represents receivable for securities sold as of January 31, 2010.

Notes

1. Significant Accounting Policies
The following accounting policies are in accordance with U.S. generally accepted accounting principles (U.S. GAAP) and are consistently followed by Delaware Pooled® Trust – The Small-Cap Growth Equity Portfolio (Portfolio). This report covers the period of time since the Portfolio’s last fiscal year end.

Security Valuation – Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices will be used. Short-term debt securities are valued at market value. Generally, other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Portfolio’s Board of Trustees (Board). In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures or suspension of trading in a security. The Portfolio may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Portfolio values its securities at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Portfolio may frequently value foreign securities using fair value prices based on third-party vendor modeling tools (international fair value pricing).

Federal Income Taxes – No provision for federal income taxes has been made as the Portfolio intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. The Portfolio evaluates tax positions taken or expected to be taken in the course of preparing the Portfolio's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. Management has analyzed the Portfolio’s tax positions taken on federal income tax returns for all open tax years (October 31, 2006 – October 31, 2009), and has concluded that no provision for federal income tax is required in the Portfolio’s financial statements.

Repurchase Agreements – The Portfolio may invest in a pooled cash account along with other members of the Delaware Investments® Family of Funds pursuant to an exemptive order issued by the Securities and Exchange Commission. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S government. The respective collateral is held by the Portfolio’s custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is at least 102% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings. At January 31, 2010, the Portfolio held no investments in repurchase agreements.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other – Expenses directly attributable to the Portfolio are charged directly to the Portfolio. Other expenses common to various funds within the Delaware Investments® Family of Funds are generally allocated amongst such funds on the basis of average net assets. Management fees and some other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. The Portfolio declares and pays dividends from net investment income and distributions from net realized gain on investments, if any, annually.

2. Investments
At January 31, 2010, the cost of investments for federal income tax purposes has been estimated since the final tax characteristics cannot be determined until fiscal year end. At January 31, 2010, the cost of investments and unrealized appreciation (depreciation) for the Portfolio were as follows:

Cost of investments	$275,083
Aggregate unrealized appreciation	$83,272
Aggregate unrealized depreciation	(8,096)
Net unrealized appreciation	$75,176

For federal income tax purposes, at October 31, 2009, capital loss carryforwards of $2,165,627 may be carried forward and applied against future capital gains. Such capital loss carryforwards expire in 2017.

U.S. GAAP defines fair value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. The Portfolio’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

Level 1–inputs are quoted prices in active markets
Level 2–inputs are observable, directly or indirectly
Level 3–inputs are unobservable and reflect assumptions on the part of the reporting entity

The following table summarizes the valuation of the Portfolio’s investments by fair value hierarchy levels as of January 31, 2010:

Level 1
Common Stock	$350,259

There were no Level 3 securities at the end of the period.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Common
Stock
Balance as of 10/31/09	$1,837
Sales	(2,206)
Net realized loss	493
Net change in unrealized
appreciation/depreciation	(124)
Balance as of 1/31/10	$-

Net change in unrealized appreciation/depreciation
from investments still held as of 1/31/10	$-

In January 2010, the Financial Accounting Standard Board issued an Accounting Standards Update, Improving Disclosures about Fair Value Measurements, which introduces new disclosure requirements and clarifies certain existing disclosure requirements around fair value measurements currently presented above. The new disclosures and clarifications of existing disclosures are generally effective for the Portfolio’s year ending October 31, 2011 and interim periods therein. Management is evaluating the impact of this update on its current disclosures.

3. Securities Lending
The Portfolio, along with other funds in the Delaware Investments® Family of Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY Mellon). With respect to each loan, if the aggregate market value of securities collateral held plus cash collateral received on any business day is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral not less than the applicable collateral requirements. Cash collateral received is generally invested in the BNY Mellon Securities Lending Overnight Fund (the Collective Trust) established by BNY Mellon for the purpose of investment on behalf of clients participating in its securities lending programs. The Collective Trust may only hold cash and high quality assets with a maturity of one business day or less (Cash/Overnight Assets). The Collective Trust seeks to maintain a net asset value per unit of $1.00, but there can be no assurance that it will always be able to do so. The Portfolio may incur investment losses as a result of investing securities lending collateral in the Collective Trust. This could occur if an investment in the Collective Trust defaulted or if it were necessary to liquidate assets in the Collective Trust to meet returns on outstanding security loans at a time when the Collective Trust’s net asset value per unit was less than $1.00. Under those circumstances, the Portfolio may not receive an amount from the Collective Trust that is equal in amount to the collateral the Portfolio would be required to return to the borrower of the securities and the Portfolio would be required to make up for this shortfall. The Portfolio can also accept U.S. government securities and letters of credit (non-cash collateral) in connection with securities loans. In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio, or at the discretion of the lending agent, replace the loaned securities. The Portfolio continues to record dividends or interest, as applicable, on the securities loaned and are subject to change in value of the securities loaned that may occur during the term of the loan. The Portfolio has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, the Portfolio receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among the Portfolio, the security lending agent and the borrower. The Portfolio records security lending income net of allocations to the security lending agent and the borrower. The Portfolio had no securities out on loan as of January 31, 2010.

4. Credit and Market Risk
The Portfolio invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources or a dependence on narrow product lines.

The Portfolio may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Portfolio from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Portfolio's Board has delegated to Delaware Management Company (DMC), a series of Delaware Management Business Trust, the day-to-day functions of determining whether individual securities are liquid for purposes of the Portfolio's limitation on investments in illiquid assets. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Portfolio’s 15% limit on investments in illiquid securities. As of January 31, 2010, there were no Rule 144A securities and no securities have been determined to be illiquid under the Portfolio's Liquidity Procedures.

5. Sale of Delaware Investments to Macquarie Group
On August 18, 2009, Lincoln National Corporation (parent company of Delaware Investments) and Macquarie Group (Macquarie) entered into an agreement pursuant to which Delaware Investments, including DMC, Delaware Distributors, L.P. (DDLP), and Delaware Service Company (DSC), would be acquired by Macquarie, an Australia-based global provider of banking, financial, advisory, investment and funds management services (Transaction). The Transaction was completed on January 4, 2010. DMC, DDLP and DSC are now wholly owned subsidiaries of Macquarie.

The Transaction resulted in a change of control of DMC which, in turn, caused the termination of the investment advisory agreement between DMC and the Portfolio. On January 4, 2010, the new investment advisory agreement between DMC and the Portfolio that was approved by the shareholders became effective.

6. Portfolio Liquidation
On January 21, 2010, the Board of Trustees of the Portfolio approved to a proposal to liquidate and dissolve the Portfolio. Effective at the close of business on January 21, 2010, the Small Cap Growth Equity Portfolio was closed to new investors. The Portfolio continued to accept purchases from existing shareholders (including reinvested dividends or capital gains) until the last business day before the liquidation. The liquidation and dissolution took place on March 22, 2010.

7. Subsequent Events
Management has evaluated whether any events or transactions occurred subsequent to January 31, 2010 through March 25, 2010, the date of issuance of the Portfolio's schedule of portfolio holdings, and determined that there were no material events or transactions that would require recognition or disclosure in the Portfolio’s schedule of portfolio holdings.

Item 2. Controls and Procedures.

     The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing of this report and have concluded that they are effective in providing reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

     There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

     File as exhibits as part of this Form a separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below: